                             RESOLUTIONS ADOPTED BY

                         THE ADMINISTRATOR AMENDING THE

                         Koll Company 401(k) Plus Plan

     WHEREAS, the Koll Company (the "Company") approved and adopted the Koll Company 401(k) Plus Plan (the "Plan") and Trust Agreement (the "Trust") which were originally effective April 1, 1978, and which have subsequently been amended;

     WHEREAS, the Company reserved the right to amend the Plan and Trust;

     WHEREAS, Koll Management Services is affiliated with the Company, but not considered a Related Company

     WHEREAS, the Company has decided that it is in the best interest of participants and beneficiaries to amend the Plan and Trust, and to modify their operations; and

     NOW, THEREFORE, RESOLVED, that the Plan is amended as follows:

1. Plan section 1 is amended in its entirety as attached to change the definition of Employer and to the definition of Subsidiary.

2. Plan section 2 is amended in its entirety as attached to eliminate the one year eligibility requirement.

3. As was provided for in Plan section 5, the matching contribution was suspended (a 0% matching rate) effective with the pay period beginning January 31, 1991 by notifying Participants in advance.

4. Plan section 6 is amended in its entirety by revising section 6.6 to allow "other Plan expenses" to be paid from the Trust.

5. Plan section 10 is amended in its entirety as attached to allow withdrawals during 1991 for Participants who were 100% vested and only from Profit Sharing Accounts of which all contributions were made at least 24 months ago.

     IN WITNESS WHEREOF, each of the undersigned directors has hereunto signed his name as of the date herein shown below.

Date: 2-28, 1992                        Koll Company

                                        By: /s/
                                           ------------------------------------
                                           Title: SR. V.P. ADMINISTRATION
                                                  -----------------------------

1    DEFINITIONS

     When capitalized, the following words and phrases have the following meanings unless a different meaning is clearly required by the context:

     1.1 "Account". The record maintained for purposes of accounting for a Participant's interest in the Plan.

     1.2 "Administrator". The Company, or the committee to whom the Company has delegated all or a portion of the duties of the Administrator under the Plan.

     1.3 "Beneficiary". The person or persons who is to receive benefits after the death of the Participant pursuant to the Participant's designation or the Administrator's determination, or as a result of a QDRO.

     1.4 "Break in Service". The fifth anniversary of the date for which a Participant is last credited with an Hour of Service.

     1.5 "Code". The Internal Revenue Code of 1986, as amended. Reference to any specific Code section shall include such section, any valid regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing or superseding such section.

     1.6 "Company". The Koll Company or any successor by merger, purchase or otherwise. Company also refers to any officer appointed by its board of directors to act on the Company's behalf.

     1.7 "Compensation". The sum of a Participant's Taxable Income and salary reductions, if any, pursuant to Code sections 125, 402(a)(8), 402(h) or 403(b). For purposes of determining benefits under this Plan, Compensation is limited to $200,000 (as indexed by the cost of living pursuant to Code section 415(d)) per Plan Year. For Plan Years beginning before 1990 (or any later date provided for under the Code), Compensation is limited to amounts paid while a Participant.

     1.8 "Contributions". Amounts contributed to the Plan by the Employer or an Eligible Employee. The specific types of Contributions included are:

          (a) "Pre-Tax Contributions". Amounts contributed on a pre-tax basis in conjunction with a Participant's Code section 401(k) salary deferral agreement.

          (b) "Rollover Contributions". Amounts contributed by an Eligible Employee which originated from another employer's qualified plan.

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

          (c) "Matching Contributions". Amounts contributed by the Employer based upon the amount contributed by the eligible Participant.

          (d) "Profit Sharing Contributions". Amounts contributed by the Employer and allocated on a pay based formula to eligible Participants' Accounts, which are no longer permitted, but previously contributed amounts continue to be accounted for in the Plan.

     1.9 "Disability". A Participant's total and permanent, mental or physical disability resulting in termination of employment as evidenced by (a) receipt of disability payments under the Employer's long-term disability program or (b) presentation of medical evidence satisfactory to the Committee.

     1.10 "Effective Date". July 1, 1989.

     1.11 "Eligible Employee". An Employee of the Employer, except any Employee:

          (a) whose compensation and conditions of employment are covered by a collective bargaining agreement to which the Employer is a party unless the agreement calls for the Employee's participation in the Plan;

          (b) who is treated as an Employee because he or she is a Leased Employee; or

     1.12 "Employee". An individual who is (a) directly employed by any Related Company and for whom any income for such employment is subject to withholding of income or social security taxes, or (b) indirectly employed as a Leased Employee.

     1.13 "Employer". The Company and any Subsidiary or other Related Company of either the Company or a Subsidiary which adopts this Plan with the approval of the Company.

     1.14 "ERISA". The Employee Retirement Income Security Act of 1974, as amended. Reference to any specific section shall include such section, any valid regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing or superseding such section.

     1.15 "Forfeiture Account". An account holding amounts forfeited by Participants who have left the Employer, which are to be used to reduce subsequent Employer Contributions.

     1.16 "Highly Compensated Employee" or "HCE". An Employee described as a highly compensated employee in Code section 414(q).

     1.17 "Hour of Service". Each hour for which an Employee is entitled to:

          (a)  payment for the performance of duties for any Related Company;

          (b) payment from any Related Company for any period during which no duties are performed due to vacation, holiday, sickness, incapacity (including disability), layoff, leave of absence, jury duty or military service;

          (c) back pay, irrespective of mitigation of damages, by award or agreement with any Related Company (and these hours shall be credited to the period to which the agreement pertains); or

          (d) no payment, but is on a Leave of Absence or Parental Leave (and these hours shall be based upon his or her normally scheduled hours per week or a 40 hour week if there is no regular schedule), provided that, for Parental Leave, hours shall be credited for the Plan Year the Leave occurs only if no hours have been credited for that Plan Year.

          The crediting of hours shall be made in accordance with Department of Labor regulation section 2530.200b-2(b). Actual hours shall be used whenever an accurate record of hours are maintained for an Employee. Otherwise, an equivalent number of hours shall be credited for each payroll period in which the Employee would be credited with at least 1 hour. The payroll period equivalencies are 45 hours weekly, 90 hours biweekly, 95 hours semimonthly and 190 hours monthly.

          Hours credited prior to a Break in Service are included. Hours shall be credited for the period prior to the acquisition of a Related Company by an Employer only if the Company directs that credit for such period shall be granted.

     1.18 "Ineligible". An individual during the period in which he or she is
          (1) an Employee of a Related Company which is not then an Employer,
          (2) an Employee, but not an Eligible Employee, or (3) not an Employee.

     1.19 "Investment Fund". An investment fund consisting of a collective investment fund, a pool of assets or deposits of the Trustee. The Investment Funds authorized by the Administrator as of the Effective Date are listed in Appendix A.

     1.20 "Leased Employee". An individual who is deemed to be an employee of any Related Company as provided in Code section 414(n) or (o).

     1.21 "Leave of Absence". A period during which an individual is deemed to be an Employee, but is absent from active employment, provided that the absence:

          (a)  was authorized by a Related Company; or

          (b) due to military service in the United States armed forces and the individual returns to active employment within the period during which he or she retains employment rights under federal law.

     1.22 "Non-Highly Compensated Employee" or "NHCE". An Employee who is neither an HCE nor a family member of certain HCEs as defined in Code section 414(q).

     1.23 "Normal Retirement Date". The date of a Participant's 65th birthday.

     1.24 "Owner". A person with an ownership interest in the capital, profits, outstanding stock or voting power of a Related Company within the meaning of Code section 318 or 416 (which exclude indirect ownership through a qualified retirement plan).

     1.25 "Parental Leave". The period of absence from work by reason of pregnancy, the birth of an Employee's child, the placement of a child with the Employee in connection with the child's adoption, or caring for such child immediately after birth or placement as described in Code section 410(a)(5)(E).

     1.26 "Participant". An Eligible Employee who begins to participate in the Plan after completing the eligibility requirements. A Participant's participation continues until his or her employment with the Employer (and all Related Companies) ends and his or her Account is distributed or forfeited.

     1.27 "Pay". The base pay and overtime paid to an Eligible Employee by the Employer while a Participant during the current period.

          Pay is neither increased nor decreased by any salary credit or reduction pursuant to Code sections 125 or 402(a)(8). Pay is limited to $200,000 (as indexed by the cost of living pursuant to Code section 415(d)) per Plan Year.

     1.28 "Period of Employment". The period beginning on the date an Employee's employment first begins and ending on the date his or her employment ends. Employment ends on the date the Employee quits, retires, is discharged, dies or (if earlier) the first anniversary of his or her absence for any other reason. The period of absence starting with the date an Employee's employment temporarily ends and ending on the date he or she is subsequently reemployed is (1) included in his or her Period of Employment if the period of absence does not exceed one year, and (2) excluded if such period exceeds one year.

          Period of Employment includes the period prior to a Break in Service. Period of Employment includes the period prior to acquisition of a Related Company by an

          Employer only if the Company directs that credit for such period shall be granted.

     1.29 "Plan". The Koll Company 401(k) Plus Plan set forth in this document, as from time to time amended.

     1.30 "Plan Year". The annual accounting period of the Plan and Trust which ends on each December 31.

     1.31 "Pre-Tax Dollar Limit". The annual limit placed on each Participant's Pre-Tax Contributions, which shall be $7,000 per calendar year (as indexed by the cost of living pursuant to Code section 415(d)).

     1.32 "QDRO". A domestic relations order which the Administrator has determined to be a qualified domestic relations order within the meaning of Code section 414(p).

     1.33 "Related Company". The Company and any corporation, trade or business which is, together with the Company, a member of the same controlled group of corporations, a trade or business under common control, or an affiliated service group within the meaning of Code section 414(b),
          (c), (m) or (o) and, solely for purposes of the maximum annual addition limits, as modified by Code section 415(h).

     1.34 "Settlement Date". The date on which the transactions from the most recent Trade Date are settled.

     1.35 "Spousal Consent". The written consent given by a spouse to a Participant's election of a specified form of benefit or Beneficiary designation. The spouse's consent must acknowledge the effect on the spouse of the Participant's election and be duly witnessed by a notary public. Spousal Consent also means a determination by the Administrator that there is no spouse, the spouse cannot be located or such other circumstances as may be established by applicable law.

     1.36 "Subsidiary". A company which is 50% or more owned, directly or indirectly, by the Company.

     1.37 "Sweep Account". The subsidiary Account for each Contribution type within each Participant's Account through which all transactions for such Contribution type are processed and which is invested in interest bearing deposits of the Trustee.

     1.38 "Sweep Date". The cut off date and time for receiving instructions for transactions to be processed on the next Trade Date.

     1.39 "Taxable Income". The wages, salary, fees for professional services and other amounts paid by the Employer or a Related Company to a Participant during a

          Limitation Year for personal services actually rendered in the course of employment, including (by way of example) overtime, bonuses, commissions and incentive compensation, but after excluding such amounts which are not currently treated as Taxable Income as a result of their:

          (a) deferral under a Code section 125, 402(a)(8), 402(h) or 403(b) salary deferral arrangement,

          (b) contribution to a retirement, deferred compensation or other plan, or

          (c) not being treated as income for services currently rendered, such as amounts realized from the sale, exercise or exchange or Employer stock or stock options.

     1.40 "Trade Date". Each day the Investment Funds are valued, which is the last business day of each month.

     1.41 "Trust". The legal entity created by those provisions of this document which relate to the Trustee. The Trust is part of the Plan and holds the Plan assets which are comprised of the aggregate of Participants' Accounts and the Forfeiture Account.

     1.42 "Trustee". Wells Fargo Bank, National Association.

     1.43 "Year of Vesting Service". For any Employee hired on or after July 1, 1989, a 12 month Period of Employment. For any Employee hired prior to July 1, 1989, service shall be credited differently before and after January 1, 1990 as follows:

          (a) For service from January 1, 1990, a 12 month Period of Employment; and

          (b) For Plan Years ending before January 1, 1990, a 12 month period ending on the last day of any Plan Year in which an Employee is credited with at least 1,000 Hours of Service.

          Years of Vesting Service shall include service credited prior to April 1, 1978. In the case of the acquisition of a Related Company by an Employer, the Company will determine what, if any, pre-acquisition employment will be counted in determining Years of Vesting Service.

2    ELIGIBILITY

     2.1  Eligibility

          Each Eligible Employee shall become a Participant on January 1, 1991 or the first subsequent January 1, April 1, July 1 or October 1 after the date he or she becomes an Eligible Employee.

     2.2  Ineligible Employees

          If an Employee completes the above eligibility requirements, but is Ineligible at the time participation would otherwise begin (if he or she were not Ineligible), he or she shall become a Participant on the first subsequent date on which he or she is an Eligible Employee.

     2.3  Ineligible Participants

          A Participant may not make or share in Plan Contributions, nor be eligible for a new Plan loan, during the period he or she is Ineligible, but he or she shall continue to participate for all other purposes. An Ineligible Participant shall automatically become an active Participant on the date he or she again becomes an Eligible Employee.

3    PARTICIPANT CONTRIBUTIONS

     3.1  Pre-Tax Contribution Election

          Upon becoming a Participant, an Eligible Employee may elect to reduce his or her Pay and have the amount contributed to the Plan by the Employer as a Pre-Tax Contribution. The election shall be made as a whole percentage of pay and in the form prescribed by the Administrator.

     3.2  Changes

          A Participant who is an Eligible Employee may change his or her Pre-Tax Contribution election as of January 1, April 1, July 1 or October 1 by giving the Administrator such advance notice as it requires. The changed percentage shall become effective with the first payroll paid after such date. Participants' Contribution election percentages shall automatically apply to Pay increases or decreases.

     3.3  Stopping Contributions

          A Participant may revoke his or her Contribution election at any time by giving written notice to the Administrator, and such election shall be effective as soon as administratively feasible. A Participant may contribute again by making a new Contribution election in the same manner in which a Participant may change his or her election.

     3.4  Contribution Percentage Limits

          The Administrator may establish (and subsequently change) the maximum Pre-Tax Contribution percentage, prospectively or retrospectively (for the current Plan Year), for all Participants. In addition, the Administrator may establish any lower percentage limits for Highly Compensated Employees as it deems necessary. As of the Effective Date, the maximum percentages are:

                                     Highly
               Contribution        Compensated         All
                  Type             Employees      Participants
               ------------        -----------    ------------

               Pre-Tax                 15%             15%

     3.5  Refunds When Pre-Tax Dollar Limit Exceeded

          A Participant who makes pre-tax contributions to this and any other qualified contribution plan in excess of the Pre-Tax Dollar Limit may notify the Administrator in writing by the following March 1 (or as late as April 14 if allowed by the Administrator) that an excess has occurred. In this event, the amount of the excess specified by the Participant shall be returned to him by April 15, subject to an adjustment for net investment gain or loss as described below:

                    E x  G    x (1 + (10% x M))
                        -----
                       (AB-G)

               where:

               E =  the excess amount specified,
               G =  the net gain or loss for the Plan Year
                    in the Participant's Pre-Tax Accounts,
               AB = the total value of the Participant's
                    Pre-Tax Account, determined as of the
                    end of the calendar year being
                    corrected,
               M =  the number of full months from the
                    calendar year end to the date the excess amount is paid, plus one for the month during which payment is to be made if payment will occur after the 15th of that month.


     3.6  Timing, Posting and Tax Considerations

          Participants' Contributions may only be made through payroll deduction. Such amounts shall be paid to the Trustee in cash and posted to each Participant's Account as soon as such amounts can reasonably be separated from the Employer's general assets and balanced against the specific amount made on behalf of each Participant. In no event, however, shall such amounts be paid to the Trustee more than 90 days after the date amounts are deducted from a Participant's Pay or 30 days after the end of the Plan Year in which deducted. Pre-Tax Contributions shall be treated as employer contributions in determining tax deductions under Code section 404(a).

4    ROLLOVERS & TRUST-TO-TRUST TRANSFERS

     4.1  Rollovers

          The Administrator may authorize the Trustee to accept a rollover contribution, within the meaning of Code section 402(a)(5) or 408(d)(3)(A)(ii), from an Eligible Employee in cash, even if he or she is not yet a Participant. The Employee shall furnish satisfactory evidence to the Administrator that the amount is eligible for rollover treatment. A rollover contribution must be paid to the Trustee in cash within 60 days after the date received by the Eligible Employee from a qualified plan or conduit individual retirement account. Such amount shall be posted to the Employee's Rollover Account as of the date received by the Trustee.

          If it is later determined that an amount transferred pursuant to the above paragraph did not in fact qualify as a rollover contribution under Code section 402(a)5) or 408(d)(3)(A)(ii), the balance credited to the Employee's Rollover Account shall immediately be (1) segregated from all other Plan assets, (2) treated as a nonqualified trust established by and for the benefit of the Employee, and (3) distributed to the Employee. Any such nonqualifying rollover shall be deemed never to have been a part of the Plan.

     4.2  Transfers From Other Qualified Plans

          The Administrator may instruct the Trustee to receive assets in cash or in kind from another qualified plan. The Trustee may refuse the receipt of any transfer if:

          (a)  the Trustee finds the in-kind assets unacceptable,

          (b) instructions for posting amounts to Participants' Accounts are incomplete,

          (c) any amounts are not exempted by Code section 401(a)(11)(B) from the annuity requirements of Code section 417, or

          (d) any amounts include benefits protected by Code section 411(d)(6) which would not be preserved under applicable Plan provisions.

          Such amounts shall be posted to the appropriate Accounts of Participants as of the date received by the Trustee.

5    EMPLOYER CONTRIBUTIONS

     5.1  Matching Contributions

          (a) Frequency and Eligibility. For each time Participants' Contributions are made, the Employer shall make Matching Contributions on behalf of each Participant (except for any officer of the Employer who is a regular participant in equity partnership interests) who contributed during the period.

          (b) Allocation Method. The Matching Contribution, including any available Forfeiture Account amount, shall be equal to 50% of each eligible participant's Pre-Tax Contributions for the period, provided that no Matching Contributions shall be made based upon a Participant's Contributions in excess of 5% of his or her Pay. The Employer may change the 50% matching rate or the 5% of considered Pay to any other percentages, including 0%, by notifying eligible Participants in sufficient time to adjust their Contribution elections prior to the start of the period for which the new percentages apply.

          (c) Timing, Medium and Posting. The Employer shall make each period's Matching Contribution in cash as soon as is feasible, and not later than the Employer's federal tax filing date, including extensions, for deducting such Contribution. The Trustee shall post such amount to each Participant's Matching Account once the total Contribution received has been balanced against the specific amount to be credited to each Participant's Matching Account.

6    ACCOUNTING

     6.1  Individual Participant Accounting

          The Administrator shall maintain an individual set of Accounts for each Participant in order to reflect transactions both by type of Contribution and investment medium. Financial transactions shall be accounted for at the individual Account level by "posting" each transaction to the appropriate Account of each affected Participant. Participants' Account values shall be maintained in shares for the Investment Funds and in dollars for their Sweep and Participant loan Accounts. At any point in time, the Account value shall be determined using the most recent Trade Date values provided by the Trustee.

     6.2  Sweep Account is Transaction Account

          All transactions related to amounts being contributed to or distributed from the Trust shall be posted to each affected Participant's Sweep Account. Any amount held in the Sweep Account will be credited with interest up until the Settlement Date or the later date on which it is removed from the Sweep Account.

     6.3  Trade Date Accounting and Investment Cycle

          Participant Account values shall be determined as of each Trade Date. For any transaction to be processed as of a Trade Date, the Trustee must receive all transaction instructions by the Sweep Date. Such instructions shall apply to amounts held in the Account on that Sweep Date. Financial transactions of the Investment Funds shall be posted to Participants' Accounts as of the Trade Date and based upon the Trade Date values provided by the Trustee. All Trade Date transactions shall be effected on the Settlement Date relating to that Trade Date (or as soon thereafter as is administratively feasible).

     6.4  Accounting for Investment Funds

          Investments in each Investment Fund shall be maintained in shares. The Trustee is responsible for determining the share values of each Investment Fund as of each Trade Date. To the extent an Investment Fund is comprised of collective investment funds of the Trustee, the net asset and share values shall be determined in accordance with the rules governing such collective investment funds, which are incorporated herein by reference. All other net asset and share values shall be determined by the Trustee. The net asset value of each Investment Fund shall be based on the fair market value of its underlying assets.

     6.5  Accounting for Participant Loans

          Participant loans shall be held in a separate Account of the Participant and accounted for in dollars as an earmarked asset of the borrowing Participant's Account.

     6.6  Company Decides Who Pays Fees and Expenses

          The Company shall decide whether administrative fees and expenses related to the Plan and Trust, including those incurred by agents and advisors retained by the Administrator, shall be paid by the Employer, to have them charged directly to the Participants' Accounts, or a combination of both. The Company may direct the Employer to pay a lower portion of the fees and expenses allocable to the Accounts of Participants who are no longer Employees or Beneficiaries than for active Employees. All other Plan fees and expenses (such as government annual report preparation, audit and legal fees, nondiscrimination testing, and any other special services) shall be paid separately from the Trust, unless paid by the Employer.

     6.7  How Fees and Expenses are Charged to Participants

          Account maintenance fees shall be charged to each Participant's Account on a per Participant basis, provided that no fee shall reduce a Participant's Account balance below zero. Transaction type fee (such as special asset fees, investment election change fees, etc.) shall be charged to the Accounts involved in the transaction. Fees and expenses incurred for the management and maintenance of Investment Funds shall be charged at the Investment Fund level and reflected in the net gain or loss of each Fund.

     6.8  Error Correction

          The Administrator may correct any errors or omissions in the administration of the Plan by restoring any Participant's Account balance with the amount that would be credited to the Account had no error or omission been made. Funds necessary for any such restoration shall be provided through payment made by the Employer, or if the restoration involves an Employer Contribution Account, the Company may direct the Trustee to use amounts from the Forfeiture Account.

     6.9  Participant Statements

          The Administrator shall provide Participants with statements of their Accounts as soon after the end of each quarter of the Plan Year as is administratively feasible. Participants' Account statements will be expressed in dollars without reference to any underlying shares and share values used in determining the Account value.

     6.10 Special Accounting During Conversion Period

          The Administrator and Trustee may use any reasonable accounting methods in performing their respective duties during the period of converting the prior accounting system of the Plan and Trust to conform to the individual Participant accounting system described in this Section. This includes, but is not limited to, the method for allocating net investment gains or losses and the extent, if any, to which contributions received by and distributions paid from the Trust during this period share in such allocation. All or a portion of the Trust assets may be held, if necessary, in a short term interest bearing vehicle, which may include deposits of the Trustee, during the conversion period for establishing such individual Participant Accounts.

     6.11 Accounts for QDRO Beneficiaries

          A separate Account shall be established for a Beneficiary entitled to any portion of a Participant's Account under a QDRO as of the date and in accordance with the directions specified in the QDRO. Such Account shall be valued and accounted for in the same manner as any other Account.

          (a) Investment Direction. A QDRO Beneficiary may direct the investment of such Account in the same manner as any other Participant.

          (b) Distributions. A QDRO Beneficiary shall be entitled to payment as provided in the QDRO and permissible under the Distribution Once Employment Ends Section regardless of whether the Participant is an Employee, and to name a Beneficiary as specified in the QDRO.

          (c) Participant Loans. A QDRO Beneficiary shall not be entitled to borrow from his or her Account. If a QDRO specifies that the QDRO Beneficiary is entitled to any portion of the Account of a Participant who has an outstanding loan balance, all outstanding loans shall continue to be held in the Participant's Account and shall not be divided between the Participant's and QDRO Beneficiary's Accounts.

7    INVESTMENT FUNDS AND ELECTIONS

     7.1  Investment Funds

          Except for a Participants' Sweep and loan Accounts, the Trustee shall be maintained in various Investment Funds. The Administrator may change the number of composition of the Investment Funds, subject to the terms and conditions agreed to with the Trustee.

     7.2  Investment Fund Elections

          Each Participant (or Beneficiary) shall make a single election covering all of his or her Contribution Accounts. A Participant (or Beneficiary) shall make his or her investment election in any combination of whole percentage increments of one or any number of the Investment Funds offered. Each election shall specify whether it applies only to the amounts not yet received by the Trustee or to both such future amounts and the current Account balance. The Administrator may set a maximum percentage of the total election that a Participant may direct into any specific Investment Fund.

     7.3  Responsibility for Investment Choice

          Each Participant shall be solely responsible for the selection of his or her investment election. No fiduciary with respect to the Plan is empowered to advise a Participant as to the manner in which his or her Accounts are to be invested, and the fact that an Investment Fund is offered shall not be construed to be a recommendation for investment. The Administrator may, however, establish a maximum percentage which a Participant may choose for any investment fund.

     7.4  Default if No Election

          If a Participant does not have a valid investment election on file, his or her election shall be deemed to be a 100% election of the Investment Fund designated by the Administrator as the default option. "GIC"

     7.5  Timing

          A Participant shall make his or her initial investment election upon becoming a Participant and may change his or her election at any time in accordance with the procedures established by the Trustee. Investment elections received by the Trustee by the Sweep Date deadline will be effective on the next following Trade Date.

     7.6  Switching Fees

          A reasonable processing fee may be charged directly to a Participant's Account for investment election changes in excess of a specified number per Plan Year as determined by the Administrator.

               first four changes free
               each additional = $10

8    VESTING & FORFEITURES

     8.1  Fully Vested Contribution Accounts

          A Participant shall be fully vested in these Accounts at all times:

               Pre-Tax Account
               Rollover Account

     8.2  Full Vesting upon Certain Events

          A Participant's entire Account shall become fully vested once he or she has attained his or her Normal Retirement date as an Employee, or upon his or her leaving the employer due to his or her Disability or death.

     8.3  Vesting Schedule

          In addition to the vesting provided above, a Participant's Matching and Profit Sharing Accounts shall become vested in accordance with the following schedule:

               Years of Vesting           Vested
                  Service               Percentage
               ----------------         ----------

               Less than 2                     0%
               2 but less than 3              20%
               3 but less than 4              40%
               4 but less than 5              60%
               5 but less than 6              80%
               6 or more                     100%

          If this vesting schedule is changed, the vested percentage for each Participant shall not be less than his or her vested percentage determined as of the last day prior to this change, and for any Participant with at least three Years of Vesting Service when the schedule is changed, vesting shall be determined using the more favorable vesting schedule.

     8.4  Forfeitures

          A Participant's non-vested Account balance shall be forfeited as of the Settlement Date next following the Sweep Date on which the Administrator has reported to the Trustee that the Participant's employment has terminated. Forfeitures from all Participants' Employer Contribution Accounts shall be transferred to and maintained in a single Forfeiture Account, which shall be invested in interest bearing deposits of the Trustee. Forfeiture Account amounts shall be credited to eligible

          Participants' Accounts as soon as is administratively feasible as part of Employer Matching Contributions for the period.

     8.5  Rehired Employees

          (a) Service. If an Employee is rehired, all Years of Vesting Service credited prior to his or her termination of employment shall be counted in determining his or her vested interest.

          (b) Account Restoration. If an Employee is rehired before he or she has a Break in Service, the amount forfeited when his or her employment last terminated shall be restored to his or her Account. The restoration shall include the interest which would have been credited had such forfeiture been invested in the Sweep Account from the date forfeited until the date the restoration amount is determined. The amount shall come from the Forfeiture Account to the extent possible, and any additional amount needed shall be contributed by the Employer. The vested interest in his or her restored Account shall then be equal to:

                         V% times (AB + D) - D

               where:

               V% = current vested percentage
               AB = current account balance
               D  = amount previously distributed

9    PARTICIPANT LOANS

     9.1  Participant Loans Permitted

          Loans to Participants are permitted pursuant to the terms and conditions set forth in this Section. All loans are made (and limits determined) as of the Sweep Date occurring on or next following the date the loan approval directive is received by the Trustee. The funds will be disbursed to the Participant as soon as is administratively feasible after the next following Settlement Date.

     9.2  Loan Funding Limits

          The loan amount must meet all of the following limits:

          (a) Plan Minimum Limit. The minimum amount for any loans if $500.

          (b) Plan Maximum Limit. The maximum a Participant may borrow, including the outstanding balance of existing Plan loans, is based upon the following Accounts of the Participant which are fully vested (the "Source Amount"):

                    Pre-Tax Account
                    Rollover Account

               The maximum amount is equal to:

               IF SOURCE AMOUNT IS:     MAXIMUM LOAN AMOUNT IS:

               Under $20,000            100% of Source Amount, not to
                                        exceed $10,000
               $20,000 or over          50% of Source Amount, not to exceed
                                        $50,000

          (c) Legal Maxumum Limit. The maximum a Participant may borrow, including the outstanding balance of existing loans, is based upon his or her vested interest in this Plan and all other qualified plans maintained by a Related Company (the "Vested Interest"). The maximum amount is equal to 50% of Vested Interest, not to exceed $50,000*

               * The $50,000 amount is reduced by the Participant's highest outstanding balance of all loans from any Related Company's qualified plans during the 12 month period ending on the day before the Sweep Date on which the loan is made.

     9.3  Maximum Number of Loans

          A Participant may have only one loan outstanding at any given time.

     9.4  Source of Loan Funding

          A loan to a Participant shall be made solely from the assets of his or her own Accounts. The available assets shall be determined first by Contribution Account and then by investment type within each type of Contribution Account. The hierarchy for loan funding by type of Contribution Account shall be the order listed in the preceding Plan Maximum Limit paragraph. Within each Account used for funding, amounts shall first be taken from the cash Account and then taken by type of investment in direct proportion to the market value of the Participant's interest in each Investment Fund as of the Sweep Date on which the loan is made.

     9.5  Interest Rate

          The interest rate charged on Participant loans shall be fixed and equal to the Trustee's prime rate, plus 1%.

     9.6  Repayment

          Substantially level amortization shall be required of each loan with payments made at least quarterly, through payroll deduction, provided that payment can be made by check for advance loan payments, or when a Participant is on a Leave of Absence or transferred to the employ of a Related Company which is not participating in the Plan. Loans may be prepaid in full or in part at any time. The loan repayment period shall be as mutually agreed upon by the Participant and Administrator, not to exceed five years. However, the term may be for any period not to exceed 10 years if the purpose of the loan is to acquire the Participant's principal residence.

     9.7  Repayment Hierarchy

          Loan principal repayments shall be credited to the Participant's Contribution Accounts in the inverse of the order used to fund the loan. Loan interest shall be credited to the Contribution Account in direct proportion to the principal repayment. Loan payments are credited by investment type based upon the Participant's current investment election for new Contributions.

     9.8  Loan Application, Note and Security

          A Participant shall apply for any loan in writing. The Administrator shall specify the time frame for approving loan applications. All loans shall be evidenced by a promissory note and secured only by a Participant's vested Account balance. The Plan shall have a lien on a Participant's Account to the extent of any outstanding loan balance.

     9.9  Default, Suspension and Call Feature

          (a) Default. A loan is treated as a default if scheduled loan payments are more than 90 days late, provided that the Administrator may agree to a suspension of loan payments for up to 12 months for a Participant who is on a Leave of Absence. A Participant shall then have 30 days from the time he or she receives written notice of the default and a demand for past due amounts to cure the default before it becomes final.

          (b) Actions upon Default. In the event of default, the Administrator may direct the Trustee to execute upon its security interest in the Participant's Account by deducting the unpaid loan balance from the Account, including interest to the date of default and report the default as a taxable distribution. As soon as a Plan withdrawal or distribution to such Participant would otherwise be permitted, the Administrator may instruct the Trustee to distribute the note to the Participant. A default constitutes a permitted distribution to the extent it does not involve a Participant's Pre-Tax Account.

          (c) Call Feature. The Administrator shall have the right to call any Participant loan once employment with all Related Companies terminates.

10   IN-SERVICE WITHDRAWALS

     10.1 Withdrawals for Hardship

          (a) Requirements. A Participant may request the withdrawal of any amount needed to satisfy a financial need by submitting a completed withdrawal request form to the Administrator. The Administrator shall only approve those requests for withdrawals
               (1) on account of a Participant's "Deemed Financial Need", and
               (2) which are "Deemed Necessary" to satisfy the financial need.

          (b)  "Deemed Financial Need". Financial commitments relating to:

               (1) medical expenses described under Code section 213(d) incurred by the Employee, his or her spouse or his or her dependents;

               (2) the purchase (excluding mortgage payments) of the Employee's principal residence;

               (3) the payment of next semester's or quarter's tuition for postsecondary education for the Employee, his or her spouse or dependents;

               (4)  the need to pay for the funeral expenses of a family member;

               (5) the need for the Employee to prevent losing his or her principal residence through eviction or foreclosure on the mortgage; or

               (6) any other circumstance specifically permitted under the Code.

          (c) "Deemed Necessary". A withdrawal is "deemed necessary" to satisfy the financial need only if all of these conditions are met:

               (1) the Employee has obtained all other possible withdrawals and nontaxable loans available from all plans maintained by the Related Companies;

               (2) the Employee is suspended from making any Contributions to any qualified plan maintained by the Employer for 12 months from the date the withdrawal payment is processed; and

               (3) the Pre-Tax Dollar Limit for the calendar year next following the calendar year of the hardship withdrawal shall be reduced by the amount of the Employee's Pre-Tax Contributions for the calendar year of the hardship withdrawal.

          (d) Contribution Account Sources for Withdrawal. The withdrawal amount shall come only from his or her fully vested Accounts, in the following priority order of Contribution Accounts:

                    Rollover Account
                    Matching Account
                    Profit Sharing Account
                    Pre-Tax Account

               The amount that may be withdrawn from a Participant's Pre-Tax Account shall not include any earnings credited to his or her Pre-Tax Contribution Account after the first Plan Year beginning after December 31, 1988.

     10.2 Withdrawals for Participants over Age 59-1/2

          (a) Requirements. A Participant who is over age 59-1/2 may withdraw from the Contribution Accounts listed in paragraph (b) below.

          (b) Contribution Account Sources for Withdrawal. The withdrawal amount shall come only from his or her fully vested Accounts, in the following priority order of Contribution Accounts:

                    Pre-Tax Account
                    Rollover Account
                    Matching Account
                    Profit Sharing Account

          (c) Permitted Frequency. There is no restriction on the number of times a Participant may withdraw from these Accounts after age 59-1/2.

     10.3 Withdrawals of Amounts on Deposit Two Years

          Requirements. During 1991, a Participant may withdraw any amount credited to his or her Profit Sharing Account attributable to Contributions made at least 24 months prior to the withdrawal.

     10.4 Withdrawal Processing

          (a) Minimum Amount. The minimum payment for any type of withdrawal is $500.

          (b) Application by Participant. A Participant must submit a completed withdrawal request form to the Administrator to apply for any type of withdrawal.

          (c) Approval by Administrator. The Administrator is responsible for determining that a withdrawal request conforms to the requirements described in this Section and notifying the Trustee of any payments to be made in a timely manner.

          (d) Time of Processing. The Trustee shall process all withdrawal requests which it receives by the Sweep Date cut off, based on the value as of the Sweep Date, and fund them on the next Settlement Date. The Trustee shall then make payment to the Participant as soon thereafter as is administratively feasible.

          (e) Medium and Form of Payment. The medium of payment for withdrawals is either cash or direct deposit. The form of payment for withdrawals shall be a single installment.

          (f) Investment Fund Sources. Within each Contribution Account used for funding a withdrawal, amounts shall first be taken from the Sweep Account and then taken by type of investment in direct proportion to the market value of the Participant's interest in each Investment Fund (which excludes Participant loans) at the time the withdrawal is made.

11   DISTRIBUTIONS ONCE EMPLOYMENT ENDS

     11.1 Benefit Election

          Subject to the other requirements of this Section, a Participant (or his or her Beneficiary in the case of his or her death) may elect to have his or her vested Account balance paid to him or her beginning upon any Settlement Date following his or her termination of employment with all Related Companies, by submitting his or her completed election forms to the Administrator. The election must be submitted in sufficient time for the Administrator to instruct the Trustee to process the payment by the Sweep Date that relates to the Settlement Date upon which payments are to begin.

     11.2 Payment Form and Medium

          A Participant shall be paid in the form of a lump sum.

          Payments will generally be made in cash (generally by check).

     11.3 Small Amounts Paid Immediately

          If the Participant's vested Account BALANCE IS $3,500 or less, the Participant's benefit shall be paid as a single lump sum as soon as administratively feasible after his or her employment with all Related Companies ends.

     11.4 Latest Commencement Permitted

          Unless a Participant elects otherwise, his or her benefit payments will begin not later than 60 days after the end of the Plan Year in which he or she attains his or her Normal Retirement Date or retires, whichever is later. However, if the amount of the payment or the location of the Participant (after a reasonable search) cannot be ascertained by that deadline, payment shall be made no later than 60 days after the earliest date on which such amount or location is ascertained. In any case, benefit payments shall begin by the April 1 immediately following the end of the calendar year in which he or she attains age 70-1/2 (whether or not he or she is an Employee).

     11.5 Payment Within Life Expectancy

          The Participant's payment election must be consistent with the requirement of Code section 401(a)(9) that all payments are to be completed within a period not to exceed the lives or the joint and last survivor life expectancy of the Participant and his or her Beneficiary. The life expectancies of a Participant and his or her spouse may be recomputed annually.

     11.6 Incidental Benefit Rule

          The Participant's payment election must be consistent with the requirement that, if the Participant's spouse is not his or her sole primary Beneficiary, the minimum annual distribution for each calendar year, beginning with the year in which he or she attains age 70-1/2, shall not be less than the quotient obtained by dividing (a) the Participant's vested Account balance as of the last Trade Date of the preceding year by (b) the applicable divisor as determined under the incidental benefit requirements of Code section 401(a)(9).

     11.7 Payment to Beneficiary

          Payment to a Beneficiary must either: (1) be completed within five years of the Participant's death or (2) begin within one year of the his or her death and be completed within the period of the Beneficiary's life or life expectancy, except that:

          (a) If the Participant dies after the April 1 immediately following the end of the calendar year in which he or she attains age 70-1/2, payment to his or her Beneficiary must be at least as rapidly as provided in the Participant's distribution election;

          (b) If the surviving spouse is the Beneficiary, payments need not begin until the end of the calendar year in which the Participant would have attained age 70-1/2; and

          (c) If the Participant and the surviving spouse who is the Beneficiary die before (1) the end of the calendar year in which April 1 on which the Participant would have attained age 70-1/2 and (2) payments have begun to the spouse, the spouse's Beneficiary will be treated as the Participant's Beneficiary in applying these rules.

     11.8 Beneficiary Designation

          Each Participant shall complete a beneficiary designation form indicating the Beneficiary who is to receive the Participant's remaining Plan interest at the time of his or her death. The designation may be changed at any time. However, a Participant's spouse shall be the Beneficiary unless the designation includes Spousal Consent for the other Beneficiary. If no designation is in effect at the time of a Participant's death or if the Beneficiary does not survive the Participant, the Beneficiary shall be, in the order listed, the:

          (a)  Participant's surviving spouse,

          (b) Beneficiary named by the Participant in the Employer's primary life insurance plan, or

          (c)  Participant's estate.

12   ADP AND ACP TESTS

     12.1 Contribution Limitation Definitions

          (a) "Average Contribution Percentage" or "ACP". The Average Percentage calculated using Contributions.

          (b) "Average Deferral Percentage" or "ADP". The Average Percentage calculated using Deferrals.

          (c) "Average Percentage". The average of the calculated percentages for Participants within the specified group. The calculated percentage refers to either the "Deferrals" or "Contributions" (as defined in this Section) made on the Participant's behalf for the Plan Year, divided by his or her Compensation for such year. (Pre-Tax Contributions which will be refunded because they exceed the Pre-Tax Dollar Limit are included in the percentage.)

          (d) "Contributions" shall include Matching Contributions. In addition, Contributions may include Pre-Tax Contributions, but only to the extent that (1) the Employer elects to use them, (2) they are not used or counted in the ADP Test, and (3) they are necessary to meet the ACP Test Alternative Limitation.

          (e)  "Deferrals" shall include Pre-Tax Contributions.

          (f) "HCE Group" and "NHCE Group". The respective group of HCEs and NHCEs who are eligible to have amounts contributed on their behalf for the Plan Year.

               (1) If the Related Companies maintain two or more plans which are subject to the ADP or ACP Test, and are considered as one plan for purposes of Code sections 401(a)(4) or 410(b), all such plans shall be aggregated and treated as one plan for purposes of meeting the ADP and ACP Tests.

               (2) If an HCE has any "family members" (within the meaning of Code section 414(g)(6)(B)), the Deferrals, Contributions and Compensation of the HCE's family members shall be treated as made or earned by the HCE.

               (3) If an HCE is covered by more than one cash or deferred arrangement maintained by the Related Companies, all such plans shall be aggregated and treated as one plan for purposes of calculating the separate percentage for the HCE which is used in the determination of the Average Percentage.

     12.2 ADP and ACP Tests

          The ADP and ACP for the HCE Group must meet either the Basic or Alternative Limitation when compared to the respective ADP and ACP for the NHCE group:

          (a) Basic Limitation. The HCE Group percentage may not exceed 1.25 times the NHCE Group percentage.

          (b) Alternative Limitation. The HCE group percentage is limited by reference to the NHCE group percentage as follows:

               If the NHCE Group   Then the Maximum HCE
               Percentage is:      Group Percentage is:

               Less than 2%        2 times NHCE Group %
               2% to 8%            NHCE Group % plus 2%
               More than 8%        Basic Limitation applies

     12.3 Correction of ADP and ACP Tests

          If the ADP or ACP Tests are not met, the Administrator shall determine a maximum percentage to be used in place of the calculated percentage for all HCEs that would reduce the ADP and/or ACP for the HCE group by a sufficient amount to meet the ADP and ACP Tests.

          (a) ADP Correction. Pre-Tax Contributions shall be refunded (including amounts previously refunded because they exceeded the Pre-Tax Dollar Limit) to the Participant in an amount equal to the actual Deferral minus the product of the maximum percentage and the HCE's Compensation.

          (b) ACP Correction. Contribution amounts in excess of the maximum percentage of an HCE's Compensation shall be refunded to the Participant to the extent vested, and forfeited to the extent such amounts were not vested as of the end of the Plan Year being tested. The excess amounts shall first be taken from unmatched After-Tax Contributions, and then as a proportional combination of matched After-Tax and Matching Contributions.

          (c) Investment Fund Sources. Once the amount of excess Deferrals and/or Contributions is determined by type of Contribution, amounts shall then be taken by type of investment in direct proportion to the market value of the Participant's interest in each Investment Fund (which excludes Participant loans) at the time the correction is processed.

     12.4 Multiple Use Test

          If the Alternative Limitation is used to meet both the ADP and ACP Tests, the ADP and ACP for the HCE Group must also comply with the requirements of Code section 401(m)(9), which as of the Effective Date require that the sum of these two percentages (as determined after any corrections needed to meet the ADP and ACP Tests have been made) must not exceed the sum of:

          (a)  the larger of the ADP or ACP for the NHCE Group times 1.25, and

          (b) the smaller of the ADP or ACP for the NHCE Group, times 2 if the NHCE percentage is less than 2%, or plus 2% if it is greater than 2%.

          If the multiple use limit is exceeded, the Administrator shall determine a maximum percentage to be used in place of the calculated percentage for all HCEs that would reduce either or both the ADP or ACP for the HCE Group by a sufficient amount to meet the multiple use limit. Any excess shall be handled in the same manner that excess Deferrals or Contributions are handled.

     12.5 Adjustment for Investment Gain or Loss

          The net investment gain or loss associated with the excess Deferral or Contribution amount shall be distributed or forfeited in the same manner as the excess amount. Such gain or loss is calculated as follows:

                    E x    G     x (1 + (10% x M))
                         ------
                        (AB - G)

          where:

               E =  the total excess amount,
               G = the net gain or loss for the Plan Year from all of an HCE's affected Accounts,
               AB= the total value of an HCE's affected Accounts, determined as of the end of the Plan Year being corrected,
               M = the number of full months from the Plan Year end to the date excess amounts are paid, plus one for the month during which payment is to be made if payment will occur after the 15th of that month.

     12.6 Required Records

          The Administrator shall maintain records which are sufficient to demonstrate that the ADP, ACP and Multiple Use Tests have been met for each Plan Year for at least as long as the Employer's corresponding tax year is open to audit.

     12.7 Incorporation by Reference

          The provisions of this Section are intended to satisfy the requirements of Code sections 401(k)(3) and (m)(2) and, to the extent not otherwise stated in this Section, those Code sections are incorporated herein by reference.

13   MAXIMUM CONTRIBUTION AND BENEFIT LIMITATIONS

     13.1 "Annual Addition" Defined

          The sum of all contributions (excluding rollovers and transfers from another qualified plan) and forfeitures allocated to the Participant's accounts in this Plan and all other defined contribution plans (currently or previously) maintained by any Related Company for the Plan Year (which shall be the Code section 415 limitation year). The Plan Year refers to the year the allocation pertains, regardless of when it is allocated.

     13.2 Maximum Annual Addition

          The Annual Addition to a Participant's accounts under this Plan and any other defined contribution plan maintained by the Employer for any Plan Year shall not exceed the lesser of (1) 25% of his or her Taxable Income or (2) the greater of $30,000 or one-quarter of the dollar limitation in effect under Code section 415(b)(1)(A).

     13.3 Avoiding an Excess Annual Addition

          If the allocation of Employer Contributions would produce an excess Annual Addition, the affected Participant shall receive the maximum Annual Addition from Employer Contributions and the remainder of the Employer Contribution will be allocated in the prescribed manner to all other eligible Participants.

     13.4 Correcting an Excess Annual Addition

          Upon the discovery of a reasonable error (due to estimating a Participant's compensation or other limited facts and circumstances acceptable to the Internal Revenue Service) which has resulted in the allocation to a Participant's Account of an amount which exceeds the Annual Addition limit, the excess amount (adjusted to reflect investment gains) shall be forfeited by the Participant and used to reduce subsequent Contributions as soon as is administratively feasible. The Employer shall pay each affected Participant an amount equal to any forfeiture from his or her Pre-Tax Account.

     13.5 Correcting a Multiple Plan Excess

          If a Participant, whose Account is credited with an excess Annual Addition, received allocations to more than one defined contribution plan, the excess shall be corrected by reducing the Annual Addition to this Plan only after all possible reductions have been made to the other defined contribution plans.

     13.6 "Defined Benefit Fraction" Defined

          The fraction, for any Plan Year, where the numerator is the "projected annual benefit" and the denominator is the greater of 125% of the "protected current accrued benefit" or the normal limit which is the lesser of (1) 125% of the maximum dollar limitation provided under Code section 415(b)(1)(A) for the Plan Year or (2) 140% of the amount which may be taken into account under Code section 415(b)(1)(B) for the Plan Year, where a Participant's:

          (a) "projected annual benefit" is the annual benefit provided by the Plan determined pursuant to Code section 415(e)(2)(A), and

          (b) "protected current accrued benefit" in a defined benefit plan in existence on July 1, 1982, shall be the accrued annual benefit provided for under Public Law 97-248, section 235(g)(4), as amended.

     13.7 "Defined Contribution Fraction" Defined

          The fraction where the numerator is the sum of the Participant's Annual Addition for each Plan Year to date and the denominator is the sum of the "annual amounts" for each year in which the Participant has performed service with a Related Company. The "annual amount" for any Plan Year is the lesser of (1) 125% of the Code section 415(c)(1)(A) dollar limitation (determined without regard to subsection (c)(6)) in effect for the Plan Year and (2) 140% of the Code section 415(c)(1)(B) amount in effect for the Plan Year, where:

          (a) each Annual Addition is determined pursuant to the Code section 415(c) rules in effect for such Plan Year, and

          (b) the numberator is adjusted pursuant to Public Law 97-248, section 235(g)(3), as amended.

     13.8 Combined Plan Limits and Correction

          If a Participant has also participated in a defined benefit plan maintained by a Related Company, the sum of the Defined Benefit Fraction and the Defined Contribution Fraction for any Plan Year may not exceed 1.0. If the combined fraction exceeds 1.0 for any Plan Year, the Participant's defined benefit amount shall be limited so that the combined fraction does not exceed 1.0.

14   TOP HEAVY RULES

     14.1 Top Heavy Definitions

          When capitalized, the following words and phrases have the following meanings when used in this Section:

          (a) "Aggregation Group". The group consisting of each qualified plan maintained by a Related Company (1) in which a Key Employee is a participant, or (2) which enables another plan in the group to meet the requirements of Code sections 401(a)(4) and 410. The Employer may also treat any other qualified plan as part of the group if the group would continue to meet the requirements of Code sections 401(a)(4) and 410 with such plan being taken into account.

          (b) "Determination Date". The last day of the preceding Plan Year or, in the case of the Plan's first year, the last day of the first Plan Year.

          (c) "Key Employee". A current or former Employee (or his or her Beneficiary) who at any time during the five year period ending on the Determination Date was:

               (1) an officer of the Employer whose Taxable Income (i) exceeds 150% of the amount in effect under Code section 415(c)(1)(A) and (ii) places him within the following highest paid group of officers:

                         Number of                Highest Paid
                         Employees                Officers Included

                         Less than 30             3
                         30 to 500                10% of the Employees
                         More than 500            50

               (2)  a more than 5% Owner,

               (3) a more than 1% Owner whose Taxable Income exceeds $150,000, or

               (4) a more than 0.5% Owner who is among the 10 Employees owning the largest interest in the Company and whose Taxable Income exceeds the amount in effect under Code section 415(c)(1)(A).

          (d) "Plan Benefit". The sum as of the Determination Date of (1) an Employee's Account, (2) the present value of his or her other accrued benefits provided by all qualified plans within the Aggregation Group, and (3) the aggregate distributions made within the five year period ending on such date. Plan Benefits shall exclude rollover contributions from a non-related employer made after December 31, 1983.

          (e) "Top Heavy". The Plan's status when the Plan Benefits of Key Employees account for more than 60% of the Plan Benefits of all Employees who have performed services at any time during the five year period ending on the Determination Date. The Plan Benefits of Employees who were, but are no longer Key Employees (because they have not been an officer or Owner during the five year period), are excluded in the determination.

     14.2 Special Contributions

          (a) Minimum Contribution Requirement. For each Plan Year in which the Plan is Top Heavy, the Employer shall not allow any contributions (other than a Rollover Contribution) to be made by or on behalf of any Key Employee unless the Employer makes a Profit Sharing or Special contribution on behalf of all Participants who were Eligible Employees as of the last day of the Plan Year in an amount equal to at least 3% of each such Participant's Taxable Income. The Administrator shall remove any such contributions (including applicable investment gain or loss) credited to a Key Employee's Account in violation of the foregoing rule and return them to the Employer or Employee to the extent permitted by the Limited Return of Contributions paragraph.

          (b) Overriding Minimum Benefit. Notwithstanding, contributions shall be permitted on behalf of Key Employees if the Employer also maintains a defined benefit plan which automatically provides a benefit which satisfies the Code section 416(c)(1) minimum benefit requirements, including the adjustment provided in Code section 416(h)(2)(A), if applicable.

     14.3 Special Vesting

          If a Plan becomes Top Heavy after the Effective Date, vesting for all Employees shall thereafter be accelerated to the extent the following vesting schedule produces a greater vested percentage for the Employee than the normal vesting schedule at any relevant time:

                    Years of Vesting           Vested
                       Service               Percentage
                    ----------------         -----------

                    Less than 2                     0%
                    2 but less than 3              20%
                    3 but less than 4              40%
                    4 but less than 5              60%
                    5 but less than 6              80%
                    6 or more                     100%

     14.4 Adjustment to Combined Limits for Different Plans

          For each Plan Year in which the Plan is Top Heavy, 100% shall be substituted for 125% in determining the Defined Benefit Fraction and the Defined Contribution Fraction.

15   PLAN ADMINISTRATION

     15.1 Plan Delineates Authority and Responsibility

          Plan fiduciaries include the Company, the Administrator and the Trustee, whose specific duties are delineated in this Plan and Trust. In addition, Plan fiduciaries also include any other person to whom fiduciary duties or responsibility is delegated with respect to the Plan. Any person or group may serve in more than one fiduciary capacity with respect to the Plan. To the extent permitted under ERISA section 405, no fiduciary shall be liable for a breach by another fiduciary.

     15.2 Fiduciary Standards

          Each fiduciary shall:

          (a) discharge his or her duties in accordance with this Plan and Trust to the extent they are consistent with ERISA;

          (b) use that degree of care, skill, prudence and diligence that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims;

          (c) act with the exclusive purpose of providing benefits to Participants and their Beneficiaries, and defraying reasonable expenses of administering the Plan;

          (d) diversify Plan investments so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so; and

          (e) treat similarly situated Participants and Beneficiaries in a uniform and nondiscriminatory manner.

     15.3 Company is ERISA Plan Administrator

          The Company is the plan administrator, within the meaning of ERISA section 3(16), responsible for compliance with all reporting and disclosure requirements, except those that are explicitly the responsibility of the Trustee under applicable law. The Administrator shall have any necessary authority to carry out such functions through the actions of its duly appointed officers.

     15.4 Administrator Duties

          The Administrator shall have the authority to construe this Plan and Trust, other than the provisions which relate to the Trustee, and to do all things necessary or convenient to effect the intent and purpose of the Plan, whether or not such powers are specifically set forth in this Plan and Trust. Actions taken in good faith by the Administrator shall be conclusive and binding on all interested parties, and shall be given the maximum possible deference allowed by law. In addition to the duties listed elsewhere in this Plan and Trust, the Administrator's authority shall include, but not be limited to, the authority to:

          (a) Determine who is eligible to participate, the allocation of Contributions, and the eligibility for withdrawals, loans and distributions;

          (b) Provide each Participant with a summary plan description no later than 90 days after he or she has become a Participant (or such other period permitted under ERISA section 104(b)(1)), as well as informing each Participant of any material modification to the Plan in a timely manner;

          (c) Make a copy of the following documents available to Participants during normal work hours: this Plan and Trust (including subsequent amendments), all annual and interim reports of the Trustee related to the entire Plan, the latest annual report and the summary plan description;

          (d) Determine the fact of a Participant's death and of any Beneficiary's right to receive the deceased Participant's interest based upon such proof and evidence as it deems necessary; and

          (e) Establish and review at least annually a funding policy bearing in mind both the short-run and long-run needs and goals of the Plan. To the extent Participants may direct their own investments, the funding policy shall focus on which Investment Funds are available for Participants to use.

     15.5 Advisors May be Retained

          The Administrator may retain such agents and advisors (including attorneys, accountants, actuaries, consultants, record keepers, investment counsel and administrative assistants) as it considers necessary to assist it in the performance of its duties. The Administrator shall also comply with the bonding requirements of ERISA section 412.

     15.6 Delegation of Administrator Duties

          The Administrator shall provide the Trustee with the names and specimen signatures of any person who is authorized to act as or on behalf of the Administrator. The Company may, but shall not be required to, delegate its duties as Administrator by appointing a committee (the "Committee") which shall be responsible for performing the duties allocated to the Administrator in this Plan and Trust. Any Committee member appointed by the Company shall serve at the pleasure of the Company, but may resign by written notice to the Company. Committee members shall serve without compensation from the Plan for such services.

     15.7 Committee Operating Rules

          (a) Actions on Majority. Any act delegated by the Administrator to the Committee may be done by a majority of its members. The majority may be expressed by a vote at a meeting or in writing without a meeting, and a majority action shall be equivalent to an action of all Committee members.

          (b) Meetings. The Committee shall hold meetings upon such notice, place and times as it determines necessary to conduct its functions properly.

          (c) Reliance by Trustee. The Committee may authorize one or more of its members to execute documents on its behalf and give written direction to the Trustee in the performance of its duties. The Trustee shall accept such direction and rely upon it until notified in writing that the Committee has revoked the authorization to give such direction. The Trustee shall not be deemed to be on notice of any change in the membership of the Committee or the duties delegated to the Committee until notified in writing.

16   MANAGEMENT OF INVESTMENTS

     16.1 Trust Agreement

          All Plan assets shall be held by the Trustee in trust, in accordance with those provisions of this Plan and Trust which relate to the Trustee, for use in providing Plan benefits and paying Plan expenses not paid directly by the Employer. Plan benefits will be drawn solely from the Trust and paid by the Trustee as directed by the Administrator.

     16.2 Investment Funds

          The Administrator is hereby granted authority to direct the Trustee to invest Trust assets in various Investment Funds. The Investment Funds shall be comprised of:

          (a) collective investment funds maintained by the Trustee which are available for investment by trusts which are qualified under Code sections 401(a) and 501(a);

          (b) guaranteed investment contracts purchased from a bank or insurance company prior to the Effective Date;

          (c)  interest bearing deposits of the Trustee; and

          (d) Employer common or preferred stock which is readily tradable and listed on a national securities exchange (or quoted on a system sponsored by a national securities association) registered under the Securities Exchange Act of 1934, as amended.

          Any Investment Fund assets invested in a collective investment fund of the Trustee shall be subject to all the provisions of the instruments establishing and governing the collective investment fund. These instruments, including any subsequent amendments, are incorporated hereby by reference. Notwithstanding, the Administrator may appoint, with the approval of the Trustee, another trustee to hold and administer Plan assets which do not meet these requirements.

     16.3 Authority to Hold Cash

          Each Participant's Sweep Account, which is used to hold assets pending investment or disbursement, shall consist of interest bearing deposits of the Trustee. The Trustee may also maintain sufficient deposit or money market type assets in each Investment Fund to handle the ordinary administration of the Plan and disbursement of funds.

     16.4 Trustee to Act Upon Instructions

          The Trustee shall carry out investment instructions during each investment cycle that begins on the Sweep Date after such instructions are received from the Administrator or Participants. Such instructions shall remain in effect until changed by the Administrator or Participants.

     16.5 Trustee is Investment Manager

          The authority to manage, acquire and dispose of Trust assets in the Investment Funds is hereby vested in the Trustee.

     16.6 Investment in Employer Stock

          If the Company provides an Employer Stock Investment Fund option for Participants, the Trustee may acquire and hold sufficient Employer common or preferred stock to comply with Participants' investment elections of such Fund.

     16.7 Voting and Tendering Employer Stock

          Each Participant shall be entitled to direct the Trustee to vote or tender Employer common or preferred stock held on his or her behalf in the Employer Stock Investment Fund based upon the customary procedure of the Trustee for the voting and tendering of employer securities it holds in trust. The Administrator shall instruct the Trustee with respect to how to vote or tender any shares for which directions are not received from Participants.

     16.8 Registration and Disclosure for Employer Stock

          The Administrator shall be responsible for determining the applicability (and, if applicable, complying with) the requirements of the Securities Act of 1933, as amended, the California Corporate Securities Law of 1968, as amended, and any other applicable blue sky law. The Administrator shall also specify what restrictive legend or transfer restriction, if any, is required to be set forth on the certificates for the securities and the procedure to be followed by the Trustee to effectuate a resale of such securities.

17   TRUST ADMINISTRATION

     17.1 Trustee to Construe Trust

          The Trustee shall have the authority to construe those provisions of this Plan and Trust which relate to the Trustee and to do all things necessary or convenient to the administration of the Trust, whether or not such powers are specifically set forth in this Plan and Trust. Actions taken in good faith by the Trustee shall be conclusive and binding on all interested parties, and shall be given the maximum possible deference allowed by law.

     17.2 Trustee To Act As Owner of Trust Assets

          Subject to the specific conditions and limitations set forth in this Plan and Trust, the Trustee shall have all the power, authority, rights and privileges of an absolute owner of the Trust assets and, not in limitation but in amplification of the foregoing, may:

          (a) receive, hold, manage, invest and reinvest, sell, tender, exchange, dispose of, encumber, hypothecate, pledge, mortgage, lease, grant options respecting, repair, alter, insure, or distribute any and all property in the Trust;

          (b) borrow money, participate in reorganizations, pay calls and assessments, vote or execute proxies, exercise subscription or conversion privileges, exercise options and register any securities in the Trust in the name of the nominee, in federal book entry form or in any other form as will permit title thereto to pass by delivery;

          (c) renew, extend the due date, compromise, arbitrate, adjust, settle, enforce or foreclose, by judicial proceedings or otherwise, or defend against the same, any obligations or claims in favor of or against the Trust; and

          (d) lend, through a collective investment fund, any securities held in such collective investment fund to brokers, dealers or other borrowers and to permit such securities to be transferred into the name and custody and be voted by the borrower of others.

     17.3 United States Indicia of Ownership

          The Trustee shall not maintain the indicia or ownership of any Trust assets outside the jurisdiction of the United States, except as authorized by ERISA section 404(b).

     17.4 Tax Withholding and Payment

          (a) Withholding. The Administrator shall provide the Trustee with a signed withholding form (which is acceptable to the Trustee) for any Participant or Beneficiary who is to receive a taxable distribution from the Trust. The Trustee shall calculate and withhold federal (and, if agreed to with the Administrator, state) income taxes as directed on the withholding form.

          (b) Taxes Due From Investment Funds. The Trustee shall pay from the Investment Fund any taxes or assessments imposed by any taxing or governmental authority on such Fund or its income, including related interest and penalties.

     17.5 Trustee Duties and Limitations

          The Trustee's duties shall be confined to receiving funds on behalf of and making payments from the Trust, safeguarding and valuing Trust assets, and investing and reinvesting Trust assets in the Investment Funds as directed by the Administrator or Participants. The Trustee shall have no duty or authority to ascertain whether Contributions are in compliance with the Plan, to enforce collection or to compute or verify the accuracy or adequacy or any amount to be paid to it by the Employer. The Trustee shall not be liable for the proper application of any part of the Trust with respect to any disbursement made in accordance with the written directions of the Administrator.

     17.6 Trust Accounting

          (a) Annual Report. Within 60 days (or other reasonable period) following the close of the Plan Year, the Trustee shall provide the Administrator with an annual accounting of Trust assets and information to assist the Administrator in meeting ERISA's annual reporting and audit requirements.

          (b) Periodic Reports. The Trustee shall maintain records and provide sufficient reporting to allow the Administrator to properly monitor the Trust's assets and activity.

          (c) Administrator Approval. Approval of any Trustee accounting will automatically occur 90 days after such accounting has been received by the Administrator, unless the Administrator files a written objection with the Trustee within such time period. Such approval shall be final as to all matters and transactions stated or shown therein and binding upon the Administrator.

     17.7 Valuation of Certain Assets

          If the Trustee determines the Trust holds any asset which is not readily tradable and listed on a national securities exchange registered under the Securities Exchange Act of 1934, as amended, the Trustee may engage a qualified independent appraiser to determine the fair market value of such property, and the appraisal fees shall be paid from the Investment Fund containing the asset.

     17.8 Legal Counsel

          The Trustee may consult with legal counsel of its choice, including counsel for the Employer or counsel of the Trustee, upon any question or matter arising under this Plan and Trust. When relied upon by the Trustee, the opinion of such counsel shall be evidence that the Trustee has acted in good faith.

     17.9 Fees and Expenses

          The Trustee's fees for its services as Trustee shall be such as may be mutually agreed upon by the Company and the Trustee. Trustee fees and all reasonable expenses of counsel and advisors retained by the Trustee may be paid by the Employer. If the Employer chooses not to pay for these fees and expenses, or if they remain unpaid by the Employer for a period of 60 days, the Trustee may cause such fees and expenses to be paid from the Trust.

18   RIGHTS, PROTECTION, CONSTRUCTION AND JURISDICTION

     18.1 Plan Does Not Affect Employment Rights

          The Plan does not provide any employment rights to any Employee. The Employer expressly reserves the right to discharge an Employee without regard to the effect such discharge would have upon the Employee's interest in the Plan.

     18.2 Limited Return of Contributions

          Except as provided in this paragraph, (1) Plan assets shall not revert to the Employer nor be diverted for any purpose other than the exclusive benefit of Participants or their Beneficiaries; and (2) a Participant's vested interest shall not be subject to divestment. As provided in ERISA's section 403(c)(2), the actual amount of a Contribution (or the current value of the Contribution if a net loss has occurred) may revert to the Employer if such Contribution is:

          (a)  made by reason of a mistake or fact;

          (b)  conditioned on the initial qualification of the Plan under Code section 401(a); or

          (c)  conditioned upon its deductibility under Code section 404.

          The reversion to the Employer must be made within one year of the mistaken payment of the Contribution, the date of denial of qualification, or disallowance of deduction, as the case may be. A Participant shall have no rights under the Plan with respect to any such reversion.

     18.3 Assignment and Alienation

          As provided by Code section 401(a)(13), no benefit provided by the Plan may be anticipated, assigned or alienated, except:

          (a) to create, assign or recognize a right to any benefit with respect to a Participant pursuant to a QDRO, or

          (b) to use a Participant's vested Account balance as security for a loan from the Plan.

     18.4 Facility of Payment

          If a Plan benefit is due to be paid to a minor or a person who is unable to care for his or her affairs due to illness or accident, the Administrator may instead direct that the benefit be paid in complete satisfaction of its obligation, to any person acting as his or her custodian under the California Uniform Transfers to Minors Act, his or her legal representative or a near relative, or directly for his or her support, maintenance or education.

     18.5 Reallocation of Lost Participant's Accounts

          If the Administrator cannot locate a person entitled to payment of a Plan benefit after a reasonable search, the Administrator may at any time thereafter treat such person's Account as it would a forfeiture. If such person subsequently presents the Administrator with a valid claim for the benefit, such person shall be paid the amount treated as forfeited, plus the interest that would have been earned in the Sweep Account to the date of determination. The Administrator shall direct the Trustee to pay the amount from the Forfeiture Account or through an additional Employer Contribution.

     18.6 Claims Procedure

          (a) Right to Make Claim. An interested party who disagrees with the Administrator's determination of his or her right to Plan benefits, must submit a written claim and exhaust this claim procedure before legal recourse of any type is sought. The claim must include the important issues the interested party believes support the claim.

          (b) Process for Denying a Claim. The Administrator's partial or complete denial of an initial claim must include an understandable, written response covering (1) the specific reasons why the claim is being denied (with reference to the pertinent Plan provisions) and (2) the steps necessary to perfect the claim and obtain a final review.

          (c) Appeal of Denial and Final Review. The interested party may make a written appeal of the Administrator's initial decision, and the Administrator shall respond in the same manner and form as prescribed for denying a claim initially.

          (d) Time Frame. The initial claim, its review, appeal and final review shall be made in a timely fashion, subject to the following time table:

               ACTION                   MAXIMUM RESPONSE TIME

               File initial claim       60 days after benefit determined
               Initial claim review     90 days after claim filed

               However, the Administrator may take up to twice the maximum response time for its initial and final review if it provides an explanation within the normal period of why an extension is needed and when its decision will be forthcoming.

     18.7 Construction

          Headings are included for reading convenience. The text shall control if any ambiguity or inconsistency exists between the headings and the text. The singular and plural shall be interchanged wherever appropriate.

     18.8 Jurisdiction and Severability

          The Plan and Trust shall be construed, regulated and administered under ERISA and other applicable federal laws and, where not otherwise preempted, by the laws of the State of California. If any provision of this Plan and Trust shall become invalid or unenforceable, that fact shall not affect the validity or enforceability of any other provision of this Plan and Trust. All provisions of this Plan and Trust shall be so construed as to render them valid and enforceable in accordance with their intent.

     18.9 Indemnification by Employer

          The Company hereby agrees to indemnify all Plan fiduciaries against any and all liabilities resulting from any action or inaction, in relation to the Plan or Trust (1) including (without limitation) expenses reasonably incurred in the defense of any claim relating to the Plan or its assets, and amounts paid in any settlement relating to the Plan or its assets, but (2) excluding actions or inactions made in bad faith, or resulting from the negligence or or breach of fiduciary duty of the Trustee. The Company shall have the right, but not the obligation, to conduct the defense of any action to which this paragraph applies. The fiduciaries are not entitled to indemnity from the Plan assets relating to any such action.

19   AMENDMENT, MERGER AND TERMINATION

     19.1 Amendment

          The Company reserves the right to amend this Plan and Trust at any time, to any extent and in any manner it may deem necessary or appropriate. The Company (and not the Trustee) shall be responsible for adopting any amendments necessary to maintain the qualified status of this Plan and Trust under Code sections 401(a) and 501(a). The Administrator shall have the authority to adopt Plan amendments which have no substantial adverse financial impact upon the Employer or the Plan. All interested parties shall be bound by any amendment, provided that no amendment shall:

          (a)  Become effective until it is accepted in writing by the Trustee;

          (b) Make it possible for any portion of the Trust assets to revert to the Employer or to be used for, or diverted to, any purpose other than for the exclusive benefit of Participants and Beneficiaries entitled to Plan benefits:

          (c) Decrease the rights of any affected Employee to benefits accrued to the date on which the amendment is adopted, or if later, the date upon which the amendment becomes effective; or

          (d) Permit an Employee to be paid the balance of his or her Pre-Tax Account unless the Related Company (or the subsidiary) employing the Employee (1) terminates its participation in the Plan and does not maintain another defined contribution plan (other than an employee stock ownership plan as defined in Code section 4975) or (2) transfers the Employee to an acquiring company through the disposition of corporate assets (within the meaning of Code section 409(d)(2)) as provided for in Code sections 401(k)(2)(B) and (10).

     19.2 Merger

          This Plan and Trust may not be merged or consolidated with, nor may its assets or liabilities transferred to another Plan, unless each Participant and Beneficiary would receive a benefit just after the merger, consolidation or transfer which is at least equal to the benefit which would be received if the Plan had terminated just before such event.

     19.3 Plan Termination

          The Company may, at any time and for any reason, terminate the Plan in full or in part, or completely discontinue contributions. Upon any of these events, the rights of each affected Employee to benefits accrued to that date shall be fully vested. Distributions or withdrawals will be made in accordance with the terms of the Plan which are subject to amendment at the time of the Plan's termination. The Trustee's authority shall continue beyond the Plan's termination date until all Trust assets have been liquidated and distributed.

     19.4 Termination of Related Company's Participation

          Any Related Company may terminate its Plan participation upon written notice executed by the Related Company and delivered to the Company. Upon the Related Company's request, the Company may instruct the Trustee and Administrator to spin off all affected Accounts and underlying assets into a separate qualified plan under which the Related Company shall assume the powers and duties of the Company. Alternatively, the Company may treat the event as a partial termination described above or continue to maintain the Accounts under the Plan.

     19.5 Replacement of the Trustee

          The Trustee may resign as Trustee under this Plan and Trust or may be removed by the Company at any time upon at least 90 days written notice (or less if agreed to by both parties). In such event, the Company shall appoint a successor trustee by the end of the notice period. The successor trustee shall then succeed to all the powers and duties of the Trustee under this Plan and Trust. If no successor trustee has been named by the end of the notice period, the Company's chief executive officer shall become the trustee, or if he or she declines, the Trustee may petition the court for the appointment of a successor Trustee.

     19.6 Final Settlement and Accounting of Trustees

          (a) Final Settlement. As soon as is administratively feasible after its resignation or removal as Trustee, the Trustee shall transfer to the successor trustee all property currently held by the Trust. However, the Trustee is authorized to reserve such sum of money as it may deem advisable for payment of its accounts and expenses in connection with the settlement of its accounts or other fees or expenses payable by the Trust. Any balance remaining after payment of such fees and expenses shall be paid to the successor trustee.

          (b) Final Accounting. The Trustee shall provide a final accounting to the Administrator within 90 days of the date Trust assets are transferred to the successor trustee.

          (c) Administrator Approval. Approval of the final accounting will automatically occur 90 days after such accounting has been received by the Administrator, unless the Administrator files a written objection with the Trustee within such time period. Such approval shall be final as to all matters and transactions stated or shown therein and binding upon the Administrator.

                                   APPENDIX A

The Investment Funds offered to Participants and Beneficiaries as of the Effective Date include this set of monthly valued funds:

     Employer's Transition GIC Fund
     Asset Allocation Fund
     Tilts and Timing Fund

If investment instructions are not received from any Participant, his or her investment instructions shall be assumed to be a 100% investment in the Employer's Transition GIC Fund.

                       ACTION OF THE BOARD OF DIRECTORS OF

                            KOLL MANAGEMENT SERVICES


     WHEREAS, The Koll Company (the "Company") maintains The Koll Company 401(k) Plus Plan (the "Plan") and Trust Agreement (the "Trust") for its eligible employees;

     WHEREAS, the Koll Management Services (the "Related Company") is a Related Company as defined in the Plan;

     WHEREAS, the Plan provides that any Related Company may become a participating Employer as defined in the Plan with the approval of the company;

     NOW, THEREFORE, RESOLVED, that the Related Company hereby adopts the amended and restated Plan and Trust which is effective as of July 1, 1989 and thereby elects to participate as an Employer;

     IN WITNESS WHEREOF, each of the undersigned directors has hereunto signed his name as of the date herein shown below.

Date:9-3-91                             Koll Management Services

                                        By:    /s/
                                              ---------------------------------
                                        Title:    President
                                              ---------------------------------

     The adoption of the Plan by the Related Company is hereby approved.

Date:9-3-91                             The Koll Company

                                        By:  /s/ Lynda M. Lane
                                              ---------------------------------

                                        Title:    Sr. V.P., Administration
                                              ---------------------------------

                       ACTION OF THE BOARD OF DIRECTORS OF
                              KOLL REALTY ADVISORS

     WHEREAS, The Koll Company (the "Company") maintains The Koll Company 401(k) Plus Plan (the "Plan") and Trust Agreement (the "Trust") for its eligible employees;

     WHEREAS, the Koll Realty Advisors (the "Related Company") is a Related Company as defined in the Plan;

     WHEREAS, the Plan provides that any Related Company may become a participating Employer as defined in the Plan with the approval of the Company;

     NOW, THEREFORE, RESOLVED, that the Related Company hereby adopts the amended and restated Plan and Trust which is effective as of July 1, 1989 and thereby elects to participate as an Employer;

     IN WITNESS WHEREOF, each of the undersigned directors has hereunto signed his name as of the date herein shown below.

Date: ______________________            Koll Realty Advisors

                                        By:
                                              ---------------------------------
                                        Title:
                                              ---------------------------------

     The adoption of the Plan by the Related Company is hereby approved.

Date:9-22-89                            The Koll Company

                                        By:    /s/ Lynda M. Lane
                                              ---------------------------------

                                        Title:
                                              ---------------------------------

                       ACTION OF THE BOARD OF DIRECTORS OF
                            KOLL CONSTRUCTION COMPANY

     WHEREAS, The Koll Company (the "Company") maintains The Koll Company 401(k) Plus Plan (the "Plan") and Trust Agreement (the "Trust") for its eligible employees;

     WHEREAS, the Koll Construction Company (the "Related Company") is a Related Company as defined in the Plan;

     WHEREAS, the Plan provides that any Related Company may become a participating Employer as defined in the Plan with the approval of the Company;

     NOW, THEREFORE, RESOLVED, that the Related Company hereby adopts the amended and restated Plan and Trust which is effective as of July 1, 1989 and thereby continue its participation as an Employer;

     IN WITNESS WHEREOF, each of the undersigned directors has hereunto signed his name as of the date herein shown below.

Date: ________________                  Koll Construction Company

                                        By:
                                              ---------------------------------
                                        Title:
                                              ---------------------------------

     The adoption of the Plan by the Related Company is hereby approved.

Date:9-22-89                            The Koll Company

                                        By:    /s/ Lynda M. Lane
                                              ---------------------------------
                                        Title:    Sr. V.P. Administration
                                              ---------------------------------

                             RESOLUTIONS ADOPTED BY
                           THE ADMINISTRATOR AMENDING
                         THE KOLL COMPANY 401(k) PLUS PLAN

WHEREAS, The Koll Company (the "Company") approved and adopted The Koll Company 401(k) Plus (the "Plan") and Trust Agreement (the "Trust") which were originally effective April 1, 1978, and which have subsequently been amended; and

WHEREAS, the Company reserved the right, through the Board of Directors or Plan Administrator, to amend the Plan and Trust; and

WHEREAS, the Company has determined that it is in the best interests of the Company and the participants and beneficiaries to amend the Plan and Trust.

NOW, THEREFORE, BE IT RESOLVED that Section 9.2(b) of the Plan is amended, effective July 1, 1989, as follows:

"(b) Plan Maximum Limit. Subject to the legal limit described in Section 9.2(c), the maximum a Participant may borrow, including the outstanding balance of existing Plan loans, is based upon the following Accounts of the Participant which are fully vested (the "Source Amount"):

               Pre-Tax Account
               Rollover Account

     The maximum loan amount is equal to 100% of the Source Amount, up to a maximum of $50,000."

     IN WITNESS WHEREOF, the Company, as Plan Administrator, has adopted the above amendment as evidenced by signature of the undersigned representative of the Plan committee.

Date:  10-11 1990                       By:    /s/ Lynda M. Lane
                                              ---------------------------------
                                        Title:    Sr. Vice Pres.
                                              ---------------------------------

October 2, 1990

Ms. Sharon Leahy
Manager, Compensation & Benefits
The Koll Company
4343 Von Karman Avenue
Newport Beach, CA 92660-2083

Re: Amendment to The Koll Company 401(k) Plus Plan

Dear Shari:

Enclosed, as we discussed, is a revised proposed amendment to The Koll Company 401(k) Plus Plan. This one clarifies that a participant may borrow up to 100% of his "Source Amount", as long as he does not borrow more than 50% of his "Vested Interest".

Let me know if you have any questions. Otherwise, please send me an executed copy of the amendment as soon as it is available.

Sincerely,

/s/ Cornelia R. Cooper

Cornelia R. Cooper

              ACTION OF THE BOARD OF DIRECTORS OF THE KOLL COMPANY
                        AMENDMENT AND RESTATEMENT OF THE
                        THE KOLL COMPANY 401(k) PLUS PLAN

     WHEREAS, The Koll Company (the "Company") approved and adopted the The Koll Company 401(k) Plus Plan, formerly called The Koll Company Profit Sharing and 401(k) Plan, (the "Plan"), and Trust Agreement (the "Trust") which were originally effective April 1, 1978, and which have subsequently been amended;

     WHEREAS, the Company reserved the right to amend the Plan and Trust;

     WHEREAS, the purpose of the Plan has changed sufficiently to warrant a change in the Plan name;

     WHEREAS, the Company has decided that it is in the best interest of participants and beneficiaries to amend the Plan and Trust, and to modify their operations; and

     WHEREAS, the Company has entered into a letter of understanding with Wells Fargo Bank to provide record keeping, trustee and investment management services for the Plan and Trust under its 401(k) MasterWorks program;

     NOW, THEREFORE, RESOLVED, that the attached document renames, amends and restates the Plan and Trust into a single document effective as of July 1, 1989;

     FURTHER RESOLVED, that Wells Fargo Bank, National Association, continue as Trustee for the Plan in conjunction with its 401(k) MasterWorks program;

     FURTHER RESOLVED, that the Company is the Administrator under the Plan, and that as the Administrator, the Company appoints the following committee to carry out the Company's responsibilities as Administrator under the Plan and Trust:

          Raymond E. Wirta
          Lynda M. Lane
          Lawrence W. Kellner

     FURTHER RESOLVED, the Company authorizes the committee members to do all things, perform all acts and execute all documents deemed by them to be necessary or appropriate to give effect to the purpose and intent of these resolutions which include, but are not limited to (1) executing the Plan and Trust, (2) securing a favorable determination letter for the amended and restated Plan and Trust, and (3) amending the Plan and Trust as necessary to obtain such a determination letter or to make other changes which do not have a material cost impact to the Company.

Signed:   /s/ Lynda M. Lane                                       Date:  9-22-89
       --------------------------                                       --------

                     RESOLUTION ADOPTED BY THE ADMINISTRATOR
                   REGARDING THE KOLL COMPANY 401(k) PLUS PLAN

Whereas, The Koll Company (the "Company") approved and adopted The Koll Company 401(k) Plus Plan (the "Plan") and Trust Agreement (the "Trust") which were originally adopted April 1, 1978, which has subsequently been amended;

Whereas, the Company has decided that it is in the best interest of the participants and beneficiaries to adopt a resolution relative to the payment of Company Matching Contributions as provided in paragraph 5.1(b);

It is now, therefore, resolved that:

     1. For the quarter of October 1, 1989 through December 31, 1989, the Matching Contribution shall be equal to 100% of each eligible Participant's Pre-Tax Contribution for the period, provided that no Matching Contributions shall be made based upon a Participant's Contribution in excess of 5% of his or her pay.

     2. Beginning January 1, 1990, the Matching Contribution will be changed to 50% of each eligible Participant's Pre-Tax Contribution provided that no Matching Contributions shall be made based upon a Participant's Contribution in excess of 5% of his or her pay.

In witness whereof, the adoption of this resolution is hereby approved.

Date    August 30, 1990                 By   /s/ Lynda M. Lane
     -------------------                   ------------------------------------
                                             Lynda M. Lane
                                             Senior Vice President
                                             Administration

                   THE KOLL COMPANY 401(k) PLUS PLAN AND TRUST

                      As Amended and Restated July 1, 1989


The Koll Company established The Koll Company 401(k) Plus Plan for the benefit of eligible employees of the Company and its participating affiliates. The Plan is intended to constitute a qualified profit sharing plan, as described in Code section 401(a), which includes a qualified cash or deferred arrangement, as described in Code section 401(k).

The provisions of this Plan and Trust relating to the Trustee constitute the trust agreement which is entered into by and between The Koll Company and Wells Fargo Bank, National Association. The Trust is intended to be tax exempt as described under Code section 501(a).

The Plan constitutes an amendment and restatement of The Koll Company Profit Sharing & 401(k) Plan which was originally established effective as of April 1, 1978, and its related trust agreement.

The Koll Company 401(k) Plus Plan and Trust, as set forth in this document, is hereby executed.

Date:  9-22, 1989                  The Knoll Company

                                        By:  /s/ Lynda M. Lane
                                            -----------------------------------
                                          Title:  Sr V.P. Administration
                                                  -----------------------------

The trust agreement set forth in those provisions of this Plan and Trust which relate to the Trustee is hereby executed.

Date: 10-2, 1989                   Wells Fargo Bank, National Association

                                        By:  /s/
                                            -----------------------------------
                                          Title:  ASSISTANT VICE PRESIDENT AND
                                                  TRUST OFFICER

                             RESOLUTIONS ADOPTED BY
                         THE ADMINISTRATOR AMENDING THE
                          KOLL COMPANY 401(k) PLUS PLAN

     WHEREAS, The Koll Company (the "Company") approved and adopted the Koll Company 401(k) Plus (the "Plan") and Trust Agreement (the "Trust") which were originally effective April 1, 1978, and which have subsequently been amended;

     WHEREAS, the Company reserved the right to amend the Plan and Trust;

     WHEREAS, the Company has decided that it is in the best interest of the participants and beneficiaries to amend the Plan and Trust, and to modify their operations; and

     NOW, THEREFORE, RESOLVED, that the Plan is amended as follows:

1.   Section 1.16  is amended by adding the following sentence:

          Pursuant to Code Section 414 (q), the Company elects for the lookback year to be the 12 months ending immediately prior to the start of the Plan year

     IN WITNESS WHEREOF, each of the undersigned directors has hereunto signed his/her name as of the date herein shown below.

                                        The Koll Company

     Date            19                 By:
          ----------   ---                  -----------------------------------
                                        Title:
                                              ---------------------------------

     Date            19                 By:
          ----------   ---                  -----------------------------------
                                        Title:
                                              ---------------------------------


     The adoption of the amendment is hereby approved.

     Date FEB 1 1990                    By:  /s/ Lynda Lane
                                            -----------------------------------
                                                  Lynda Lane
                                        Title:    Senior Vice President,
                                               --------------------------------
                                                  Administration

                                    AMENDMENT
                                       TO
                                THE KOLL COMPANY
                         PROFIT SHARING AND 401(K) PLAN

WHEREAS The Koll Company (the "Employer") adopted The Koll Company Profit Sharing and 401(K) Plan (the "Plan") in order to provide retirement income to its eligible employees; and

WHEREAS it has become necessary to amend said plan;

NOW THEREFORE, said plan is amended as follows;

1.   Section 7.4, "Valuation of Accounts" is amended to include the following:

     The net earnings, gains and losses of the Trust Fund and Changes in the fair market value of the Trust Fund assets that are a part of the Participants' Employer Regular Profit Sharing Account described in Section 7.1(b) shall be allocated annually except for the six months ended June 30, 1989 where they will be allocated at that date.

The effective date of this Amendment shall be February 15, 1988.

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed this 16 day of October 1989.

                                        THE KOLL COMPANY


APPROVED:  /s/ Lynda Lane               BY:  /s/ Lynda Lane
          ------------------------          -----------------------------------
                                             Sr. V.P. Administration
                                            -----------------------------------

                                TABLE OF CONTENTS
1  DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

2  ELIGIBILITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
   2.1  Eligibility . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
   2.2  Ineligible Employees. . . . . . . . . . . . . . . . . . . . . . . . .  7
   2.3  Ineligible Participants . . . . . . . . . . . . . . . . . . . . . . .  7

3  PARTICIPANT CONTRIBUTIONS. . . . . . . . . . . . . . . . . . . . . . . . .  8
   3.1  Pre-Tax Contribution Election . . . . . . . . . . . . . . . . . . . .  8
   3.2  Changes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
   3.3  Stopping Contributions. . . . . . . . . . . . . . . . . . . . . . . .  8
   3.4  Contribution Percentage Limits. . . . . . . . . . . . . . . . . . . .  8
   3.5  Refunds When Pre-Tax Dollar Limit Exceeded. . . . . . . . . . . . . .  8
   3.6  Timing, Posting and Tax Considerations. . . . . . . . . . . . . . . .  9

4  ROLLOVERS & TRUST-TO-TRUST TRANSFERS . . . . . . . . . . . . . . . . . . . 10
   4.1  Rollovers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
   4.2  Transfers From Other Qualified Plans. . . . . . . . . . . . . . . . . 10

5  EMPLOYER CONTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . 11
   5.1  Matching Contributions. . . . . . . . . . . . . . . . . . . . . . . . 11

6  ACCOUNTING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
   6.1  Individual Participant Accounting . . . . . . . . . . . . . . . . . . 12
   6.2  Sweep Account is Transaction Account. . . . . . . . . . . . . . . . . 12
   6.3  Trade Date Accounting and Investment Cycle. . . . . . . . . . . . . . 12
   6.4  Accounting for Investment Funds . . . . . . . . . . . . . . . . . . . 12
   6.5  Accounting for Participant Loans. . . . . . . . . . . . . . . . . . . 13
   6.6  Company Decides Who Pays Fees and Expenses. . . . . . . . . . . . . . 13
   6.7  How Fees and Expenses are Charged to Participants . . . . . . . . . . 13
   6.8  Error Correction. . . . . . . . . . . . . . . . . . . . . . . . . . . 13
   6.9  Participant Statements. . . . . . . . . . . . . . . . . . . . . . . . 13
   6.10 Special Accounting During Conversion Period . . . . . . . . . . . . . 14
   6.11 Accounts for QDRO Beneficiaries . . . . . . . . . . . . . . . . . . . 14

7  INVESTMENT FUNDS AND ELECTIONS . . . . . . . . . . . . . . . . . . . . . . 15
   7.1  Investment Funds. . . . . . . . . . . . . . . . . . . . . . . . . . . 15
   7.2  Investment Fund Elections . . . . . . . . . . . . . . . . . . . . . . 15
   7.3  Responsibility for Investment Choice. . . . . . . . . . . . . . . . . 15
   7.4  Default if No Election. . . . . . . . . . . . . . . . . . . . . . . . 15
   7.5  Timing. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
   7.6  Switching Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . 15

8  VESTING & FORFEITURES. . . . . . . . . . . . . . . . . . . . . . . . . . . 17

   8.1  Fully Vested Contribution Accounts. . . . . . . . . . . . . . . . . . 17
   8.2  Full Vesting upon Certain Events. . . . . . . . . . . . . . . . . . . 17
   8.3  Vesting Schedule. . . . . . . . . . . . . . . . . . . . . . . . . . . 17
   8.4  Forfeitures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
   8.5  Rehired Employees . . . . . . . . . . . . . . . . . . . . . . . . . . 18

9  PARTICIPANT LOANS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
   9.1  Participant Loans Permitted . . . . . . . . . . . . . . . . . . . . . 19
   9.2  Loan Funding Limits . . . . . . . . . . . . . . . . . . . . . . . . . 19
   9.3  Maximum Number of Loans . . . . . . . . . . . . . . . . . . . . . . . 19
   9.4  Source of Loan Funding. . . . . . . . . . . . . . . . . . . . . . . . 20
   9.5  Interest Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
   9.6  Repayment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
   9.7  Repayment Hierarchy . . . . . . . . . . . . . . . . . . . . . . . . . 20
   9.8  Loan Application, Note and Security . . . . . . . . . . . . . . . . . 20
   9.9  Default, Suspension and Call Feature. . . . . . . . . . . . . . . . . 21


10 IN-SERVICE WITHDRAWALS. . . . . . . . . . . . . . . . . . . . . . . . . .  22
   10.1 Withdrawals for Hardship . . . . . . . . . . . . . . . . . . . . . .  22
   10.2 Withdrawals for Participants over Age 59-1/2 . . . . . . . . . . . .  23
   10.3 Withdrawal Processing. . . . . . . . . . . . . . . . . . . . . . . .  23

11 DISTRIBUTIONS ONCE EMPLOYMENT ENDS. . . . . . . . . . . . . . . . . . . .  25
   11.1 Benefit Election . . . . . . . . . . . . . . . . . . . . . . . . . .  25
   11.2 Payment Form and Medium. . . . . . . . . . . . . . . . . . . . . . .  25
   11.3 Small Amounts. . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
   11.4 Latest Commencement Permitted. . . . . . . . . . . . . . . . . . . .  25
   11.5 Payment Within Life Expectancy . . . . . . . . . . . . . . . . . . .  25
   11.6 Incidental Benefit Rule. . . . . . . . . . . . . . . . . . . . . . .  26
   11.7 Payment to Beneficiary . . . . . . . . . . . . . . . . . . . . . . .  26
   11.8 Beneficiary. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

12 ADP AND ACP TESTS . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
   12.1 Contribution Limitation Definitions. . . . . . . . . . . . . . . . .  28
   12.2 ADP and ACP Tests. . . . . . . . . . . . . . . . . . . . . . . . . .  29
   12.3 Correction of ADP and ACP Tests. . . . . . . . . . . . . . . . . . .  29
   12.4 Multiple Use Test. . . . . . . . . . . . . . . . . . . . . . . . . .  30
   12.5 Adjustment for Investment Gain or Loss . . . . . . . . . . . . . . .  30
   12.6 Required Records . . . . . . . . . . . . . . . . . . . . . . . . . .  30
   12.7 Incorporation by Reference . . . . . . . . . . . . . . . . . . . . .  31

13 MAXIMUM CONTRIBUTION AND BENEFIT LIMITATIONS. . . . . . . . . . . . . . .  32
   13.1 "Annual Addition" Defined. . . . . . . . . . . . . . . . . . . . . .  32
   13.2 Maximum Annual Addition. . . . . . . . . . . . . . . . . . . . . . .  32
   13.3 Avoiding an Excess Annual Addition . . . . . . . . . . . . . . . . .  32
   13.4 Correcting an Excess Annual Addition . . . . . . . . . . . . . . . .  32
   13.5 Correcting a Multiple Plan Excess. . . . . . . . . . . . . . . . . .  32
   13.6 "Defined Benefit Fraction" Defined . . . . . . . . . . . . . . . . .  33
   13.7 "Defined Contribution Fraction" Defined. . . . . . . . . . . . . . .  33

   13.8 Combined Plan Limits and Correction . . . . . . . . . . . . . . . . . 33

14 TOP HEAVY RULES . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
   14.1 Top Heavy Definitions. . . . . . . . . . . . . . . . . . . . . . . .  34
   14.2 Special Contributions. . . . . . . . . . . . . . . . . . . . . . . .  35
   14.3 Special Vesting. . . . . . . . . . . . . . . . . . . . . . . . . . .  35
   14.4 Adjustment to Combined Units for Different Plans . . . . . . . . . .  36

15 PLAN ADMINISTRATION . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
   15.1 Plan Delineates Authority and Responsibility . . . . . . . . . . . .  37
   15.2 Fiduciary Standards. . . . . . . . . . . . . . . . . . . . . . . . .  37
   15.3 Company is ERISA Plan Administrator. . . . . . . . . . . . . . . . .  37
   15.4 Administrator Duties . . . . . . . . . . . . . . . . . . . . . . . .  37
   15.5 Advisors May be Retained . . . . . . . . . . . . . . . . . . . . . .  38
   15.6 Delegation of Administrator Duties . . . . . . . . . . . . . . . . .  38
   15.7 Committee Operating Rules. . . . . . . . . . . . . . . . . . . . . .  39

16 MANAGEMENT OF INVESTMENTS . . . . . . . . . . . . . . . . . . . . . . . .  40
   16.1 Trust Agreement. . . . . . . . . . . . . . . . . . . . . . . . . . .  40
   16.2 Investment Funds . . . . . . . . . . . . . . . . . . . . . . . . . .  40
   16.3 Authority to Hold Cash . . . . . . . . . . . . . . . . . . . . . . .  40
   16.4 Trustee to Act Upon Instructions . . . . . . . . . . . . . . . . . .  41
   16.5 Trustee is Investment Manager. . . . . . . . . . . . . . . . . . . .  41
   16.6 Investment in Employer Stock . . . . . . . . . . . . . . . . . . . .  41
   16.7 Voting and Tendering Employer Stock. . . . . . . . . . . . . . . . .  41
   16.8 Registration and Disclosure for Employer Stock . . . . . . . . . . .  41

17 TRUST ADMINISTRATION. . . . . . . . . . . . . . . . . . . . . . . . . . .  42
   17.1 Trustee to Construe Trust. . . . . . . . . . . . . . . . . . . . . .  42
   17.2 Trustee To Act As Owner of Trust Assets. . . . . . . . . . . . . . .  42
   17.3 United States Indicia of Ownership . . . . . . . . . . . . . . . . .  42
   17.4 Tax Withholding and Payment. . . . . . . . . . . . . . . . . . . . .  42
   17.5 Trustee Duties and Limitations . . . . . . . . . . . . . . . . . . .  43
   17.6 Trust Accounting . . . . . . . . . . . . . . . . . . . . . . . . . .  43
   17.7 Valuation of Certain Assets. . . . . . . . . . . . . . . . . . . . .  43
   17.8 Legal Counsel. . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
   17.9 Fees and Expenses. . . . . . . . . . . . . . . . . . . . . . . . . .  44

18 RIGHTS, PROTECTION, CONSTRUCTION AND JURISDICTION . . . . . . . . . . . .  45
   18.1 Plan Does Not Affect Employment Rights . . . . . . . . . . . . . . .  45
   18.2 Limited Return of Contributions. . . . . . . . . . . . . . . . . . .  45
   18.3 Assignment and Alienation. . . . . . . . . . . . . . . . . . . . . .  45
   18.4 Facility of Payment. . . . . . . . . . . . . . . . . . . . . . . . .  45
   18.5 Reallocation of Lost Participant's Accounts. . . . . . . . . . . . .  46
   18.6 Claims Procedure . . . . . . . . . . . . . . . . . . . . . . . . . .  46
   18.7 Construction . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
   18.8 Jurisdiction and Severability. . . . . . . . . . . . . . . . . . . .  47
   18.9 Indemnification by Employer. . . . . . . . . . . . . . . . . . . . .  47

19 AMENDMENT, MERGER AND TERMINATION . . . . . . . . . . . . . . . . . . . .  48
   19.1 Amendment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
   19.2 Merger . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
   19.3 Plan Termination . . . . . . . . . . . . . . . . . . . . . . . . . .  48
   19.4 Termination of Related Company's Participation . . . . . . . . . . .  49
   19.5 Replacement of the Trustee . . . . . . . . . . . . . . . . . . . . .  49
   19.6 Final Settlement and Accounting of Trustee . . . . . . . . . . . . .  49

1    DEFINITIONS

     When capitalized, the following words and phrases have the following meanings unless a different meaning is clearly required by the context:

     1.1 "Account". The record maintained for purposes of accounting for a Participant's interest in the Plan.

     1.2 "Administrator". The Company, or the committee to whom the Company has delegated all or a portion of the duties of the Administrator under the Plan.

     1.3 "Beneficiary". The person or persons who is to receive benefits after the death of the Participant pursuant to the Participant's designation or the Administrator's determination, or as a result of a QDRO.

     1.4 "Break in Service". The fifth anniversary of the date for which a Participant is last credited with an Hour of Service.

     1.5 "Code". The Internal Revenue Code of 1986, as amended. Reference to any specific Code section shall include such section, any valid regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing or superseding such section.

     1.6 "Company". The Koll Company or any successor by merger, purchase or otherwise. Company also refers to any officer appointed by its board of directors to act on the Company's behalf.

     1.7 "Compensation". The sum of a Participant's Taxable Income and salary reductions, if any, pursuant to Code sections 125, 402(a)(8), 402(h) or 403(b). For purposes of determining benefits under this Plan, Compensation is limited to $200,000 (as indexed by the cost of living pursuant to Code section 415(d)) per Plan Year. For Plan Years beginning before 1990 (or any later date provided for under the Code), Compensation is limited to amounts paid while a Participant.

     1.8 "Contributions". Amounts contributed to the Plan by the Employer or an Eligible Employee. The specific types of Contributions included are:

          (a) "Pre-Tax Contributions". Amounts contributed on a pre-tax basis in conjunction with a Participant's Code section 401 (k) salary deferral agreement.

          (b) "Rollover Contributions". Amounts contributed by an Eligible Employee which originated from another employer's qualified plan.

          (c) "Matching Contributions". Amounts contributed by the Employer based upon the amount contributed by the eligible Participant.

          (d) "Profit Sharing Contributions". Amounts contributed by the Employer and allocated on a pay based formula to eligible Participants' Accounts, which are no longer permitted, but previously contributed amounts continue to be accounted for in the Plan.

     1.9 "Disability". A Participant's total and permanent, mental or physical disability resulting in termination of employment as evidenced by (a) receipt of disability payments under the Employer's long-term disability program or (b) presentation of medical evidence satisfactory to the Committee.

     1.10 "Effective Date". July 1, 1989.

     1.11 "Eligible Employee". An Employee of the Employer, except any Employee:

          (a) whose compensation and conditions of employment are covered by a collective bargaining agreement to which the Employer is a party unless the agreement calls for the Employee's participation in the Plan;

          (b) who is treated as an Employee because he or she is a Leased Employee; or

     1.12 "Employee". An individual who is (a) directly employed by any Related Company and for whom any income for such employment is subject to withholding of income or social security taxes, or (b) indirectly employed as a Leased Employee.

     1.13 "Employer". The Company and any other Related Company which adopts this Plan with the approval of the Company.

     1.14 "ERISA". The Employee Retirement Income Security Act of 1974, as amended. Reference to any specific section shall include such section, any valid regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing or superseding such section.

     1.15 "Forfeiture Account". An account holding amounts forfeited by Participants who have left the Employer, which are to be used to reduce subsequent Employer Contributions.

     1.16 "Highly Compensated Employee" or "HCE". An Employee described as a highly compensated employee in Code section 414(q).

     1.17 "Hour of Service". Each hour for which an Employee is entitled to:

          (a)  Payment for the performance of duties for any Related Company;

          (b) payment from any Related Company for any period during which no duties are performed due to vacation, holiday, sickness, incapacity (including disability), layoff, leave of absence, jury duty or military service;

          (c) back pay, irrespective of mitigation of damages, by award or agreement with any Related Company (and these hours shall be credited to the period to which the agreement pertains); or

          (d) no payment, but is on a Leave of Absence or Parental Leave (and these hours shall be based upon his or her normally scheduled hours per week or a 40 hour week if there is no regular schedule), provided that, for Parental Leave, hours shall be credited for the Plan Year the Leave occurs only if no hours have been credited for that Plan Year.

          The crediting of hours shall be made in accordance with Department of Labor regulation section 2530.200b-2(b). Actual hours shall be used whenever an accurate record of hours are maintained for an Employee. Otherwise, an equivalent number of hours shall be credited for each payroll period in which the Employee would be credited with at least 1 hour. The payroll period equivalencies are 45 hours weekly, 90 hours biweekly, 95 hours semimonthly and 190 hours monthly.

          Hours credited prior to a Break in Service are included. Hours shall be credited for the period prior to the acquisition of a Related Company by an Employer only if the Company directs that credit for such period shall be granted.

     1.18 "Ineligible". An individual during the period in which he or she is
          (1) an Employee of a Related Company which is not then an Employer,
          (2) an Employee, but not an Eligible Employee, or (3) not an Employee.

     1.19 "Investment Fund". An investment fund consisting of a collective investment fund, a pool of assets or deposits of the Trustee. The Investment Funds authorized by the Administrator as of the Effective Date are listed in Appendix A.

     1.20 "Leased Employee". An individual who is deemed to be an employee of any Related Company as provided in Code section 414(n) or (o).

     1.21 "Leave of Absence". A period during which an individual is deemed to be an Employee, but is absent from active employment, provided that the absence:

          (a)  was authorized by a Related Company; or

          (b) due to military service in the United States armed forces and the individual returns to active employment within the period during which he or she retains employment rights under federal law.

     1.22 "Non-Highly Compensated Employee" or "NHCE". An Employee who is neither an HCE nor a family member of certain HCEs as defined in Code section 414(q).

     1.23 "Normal Retirement Date". The date of a Participant's 65th birthday.

     1.24 "Owner". A person with an ownership interest in the capital, profits, outstanding stock or voting power of a Related Company within the meaning of Code section 318 or 416 (which exclude indirect ownership through a qualified retirement plan).

     1.25 "Parental Leave". The period of absence from work by reason of pregnancy, the birth of an Employee's child, the placement of a child with the Employee in connection with the child's adoption, or caring for such child immediately after birth or placement as described in Code section 410(a)(5)(E).

     1.26 "Participant". An Eligible Employee who begins to participate in the Plan after completing the eligibility requirements. A Participant's participation continues until his or her employment with the Employer (and all Related Companies) ends and his or her Account is distributed or forfeited.

     1.27 "Pay". The base pay and overtime paid to an Eligible Employee by the Employer while a Participant during the current period.

          Pay is neither increased nor decreased by any salary credit or reduction pursuant to Code sections 125 or 402(a)(8). Pay is limited to $200,000 (as indexed by the cost of living pursuant to Code section 415(d)) per Plan Year.

     1.28 "Period of Employment". The period beginning on the date an Employee's employment first begins and ending on the date his or her employment ends. Employment ends on the date the Employee quits, retires, is discharged, dies or (if earlier) the first anniversary of his or her absence for any other reason. The period of absence starting with the date an Employee's employment temporarily ends and ending on the date he or she is subsequently reemployed is (1) included in his or her Period of Employment if the period of absence does not exceed one year, and (2) excluded if such period exceeds one year.

          Period of Employment includes the period prior to a Break in Service. Period of Employment includes the period prior to acquisition of a Related Company by an Employer only if the Company directs that credit for such period shall be granted.

     1.29 "Plan". The Koll Company 401(k) Plus Plan set forth in this document, as from time to time amended.

     1.30 "Plan Year". The annual accounting period of the Plan and Trust which ends on each December 31.

     1.31 "Pre-Tax Dollar Limit". The annual limit placed on each Participant's Pre-Tax Contributions, which shall be $7,000 per calendar year (as indexed by the cost of living pursuant to Code section 415(d)).

     1.32 "QDRO". A domestic relations order which the Administrator has determined to be a qualified domestic relations order within the meaning of Code section 414(p).

     1.33 "Related Company". The Company and any corporation, trade or business which is, together with the Company, a member of the same controlled group of corporations, a trade or business under common control, or an affiliated service group within the meaning of Code section 414(b),
          (c), (m) or (o) and, solely for purposes of the maximum annual addition limits, as modified by Code section 415(h).

     1.34 "Settlement Date". The date on which the transactions from the most recent Trade Date are settled.

     1.35 "Spousal Consent". The written consent given by a spouse to a Participant's election of a specified form of benefit or Beneficiary designation. The spouse's consent must acknowledge the effect on the spouse of the Participant's election and be duly witnessed by a notary public. Spousal Consent also means a determination by the Administrator that there is no spouse, the spouse cannot be located or such other circumstances as may be established by applicable law.

     1.36 "Sweep Account". The subsidiary Account for each Contribution type within each Participant's Account through which all transactions for such Contribution type are processed and which is invested in interest bearing deposits of the Trustee.

     1.37 "Sweep Date". The cut off date and time for receiving instructions for transactions to be processed on the next Trade Date.

          Participant during a Limitation Year for personal services actually rendered in the course of employment, including (by way of example) overtime, bonuses, commissions and incentive compensation, but after excluding such amounts which are not currently treated as Taxable Income as a result of their:

          (a) deferral under a Code section 125, 402(a)(8), 402(h) or 403(b) salary deferral arrangement,

          (b) contribution to a retirement, deferred compensation or other plan, or

          (c) not being treated as income for services currently rendered, such as amounts realized from the sale, exercise or exchange or Employer stock or stock options.

     1.39 "Trade Date". Each day the Investment Funds are valued, which is the last business day of each month.

     1.40 "Trust". The legal entity created by those provisions of this document which relate to the Trustee. The Trust is part of the Plan and holds the Plan assets which are comprised of the aggregate of Participants' Accounts and the Forfeiture Account.

     1.41 "Trustee". Wells Fargo Bank, National Association.

     1.42 "Year of Vesting Service". For any Employee hired on or after July 1, 1989, a 12 month Period of Employment. For any Employee hired prior to July 1, 1989, service shall be credited differently before and after January 1, 1990 as follows:

          (a) For service from January 1, 1990, a 12 month Period of Employment; and

          (b) For Plan Years ending before January 1, 1990, a 12 month period ending on the last day of any Plan Year in which an Employee is credited with at least 1,000 Hours of Service.

          Years of Vesting Service shall include service credited prior to April 1, 1978. In the case of the acquisition of a Related Company by an Employer, the Company will determine what, if any, pre-acquisition employment will be counted in determining Years of Vesting Service.

2    ELIGIBILITY

     2.1  Eligibility

          Each Eligible Employee shall become a Participant on July 1, 1989 or the first subsequent January 1, April 1, July 1 or October 1 after the date he or she completes a 12 month eligibility period in which he or she is credited with at least 1,000 Hours of Service. The initial eligibility period begins on the date an Employee first performs an Hour of Service. Subsequent eligibility periods begin with the start of each Plan Year beginning after the first Hour of Service is performed.

     2.2  Ineligible Employees

          If an Employee completes the above eligibility requirements, but is Ineligible at the time participation would otherwise begin (if he or she were not Ineligible), he or she shall become a Participant on the first subsequent date on which he or she is an Eligible Employee.

     2.3  Ineligible Participants

          A Participant may not make or share in Plan Contributions, nor be eligible for a new Plan loan, during the period he or she is Ineligible, but he or shall continue to participate for all other purposes. An Ineligible Participant shall automatically become an active Participant on the date he or she again becomes an Eligible Employee.

3    PARTICIPANT CONTRIBUTIONS

     3.1  Pre-Tax Contribution Election

          Upon becoming a Participant, an Eligible Employee may elect to reduce his or her Pay and have the amount contributed to the Plan by the Employer as a Pre-Tax Contribution. The election shall be made as a whole percentage of Pay and in the form prescribed by the Administrator.

     3.2  Changes

          A Participant who is an Eligible Employee may change his or her Pre-Tax Contribution election as of any January 1, April 1, July 1 or October 1 by giving the Administrator such advance notice as it requires. The changed percentage shall become effective with the first payroll paid after such date. Participants' Contribution election percentages shall automatically apply to Pay increases or decreases.

     3.3  Stopping Contributions

          A Participant may revoke his or her Contribution election at any time by giving written notice to the Administrator, and such election shall be effective as soon as administratively feasible. A Participant may contribute again by making a new Contribution election in the same manner in which a Participant may change his or her election.

     3.4  Contribution Percentage Limits

          The Administrator may establish (and subsequently change) the maximum Pre-Tax Contribution percentage, prospectively or retrospectively (for the current Plan Year), for all Participants. In addition, the Administrator may establish any lower percentage limits for Highly Compensated Employees as it deems necessary. As of the Effective Date, the maximum percentages are:

                                     HIGHLY
          CONTRIBUTION             COMPENSATED             ALL
              TYPE                 EMPLOYEES           PARTICIPANTS
          ------------             -----------         ------------
          Pre-Tax                  15%                 15%

     3.5  Refunds When Pre-Tax Dollar Limit Exceeded

          A Participant who makes pre-tax contributions to this and any other qualified defined contribution plan in excess of the Pre-Tax Dollar Limit may notify the Administrator in writing by the following March 1 (or as late as April 14 if allowed by the Administrator) that an excess has occurred. In this event, the amount of the excess specified by the Participant shall be returned to him by April 15, subject to an adjustment for net investment gain or loss as described below:

                         E x     G      x (1 + (10% x M))
                              --------
                              (AB - G)

               where:

               E    =    the excess amount specified,
               G    =    the net gain or loss for the Plan Year in the
                         Participant's Pre-Tax Accounts,
               AB   =    the total value of the Participant's Pre-Tax Account,
                         determined as of the end of the calendar year being
                         corrected,
               M    =    the number of full months from the calendar year end to
                         the date the excess amount is paid, plus one for the month during which payment is to be made if payment will occur after the 15th of that month.

     3.6  Timing, Posting and Tax Considerations

          Participants' Contributions may only be made through payroll deduction. Such amounts shall be paid to the Trustee in cash and posted to each Participant's Account as soon as such amounts can reasonably be separated from the Employer's general assets and balanced against the specified amount made on behalf of each Participant. In no event, however, shall such amounts be paid to the Trustee more than 90 days after the date amounts are deducted from a Participant's Pay or 30 days after the end of the Plan Year in which deducted. Pre-Tax Contributions shall be treated as employer contributions in determining tax deductions under Code section 404(a).

4    ROLLOVERS & TRUST-TO-TRUST TRANSFERS

     4.1  Rollovers

          The Administrator may authorize the Trustee to accept a rollover contribution, within the meaning of Code section 402(a)(5) or 408(d)(3)(A)(ii), from an Eligible Employee in cash, even if he or she is not yet a Participant. The Employee shall furnish satisfactory evidence to the Administrator that the amount is eligible for rollover treatment. A rollover contribution must be paid to the Trustee in cash within 60 days after the date received by the Eligible Employee from a qualified plan or conduit individual retirement account. Such amount shall be posted to the Employee's Rollover Account as of the date received by the Trustee.

          If it is later determined that an amount transferred pursuant to the above paragraph did not in fact qualify as a rollover contribution under Code section 402(a)(5) or 408(d)(3)(A)(ii), the balance credited to the Employee's Rollover Account shall immediately be (1) segregated from all other Plan assets, (2) treated as a nonqualified trust established by and for the benefit of the Employee, and (3) distributed to the Employee. Any such nonqualifying rollover shall be deemed never to have been a part of the Plan.

     4.2  Transfers From Other Qualified Plans

          The Administrator may instruct the Trustee to receive assets in cash in or kind from another qualified plan. The Trustee may refuse the receipt of any transfer if:

          (a)  the Trustee finds the in-kind assets unacceptable,

          (b) instructions for posting amounts to Participants' Accounts are incomplete,

          (c) any amounts are not exempted by Code section 401(a)(11)(B) from the annuity requirements of Code section 417, or

          (d) any amounts include benefits protected by Code section 411(d)(6) which would not be preserved under applicable Plan provisions.

          Such amounts shall be posted to the appropriate Accounts of Participants as of the date received by the Trustee.

5    EMPLOYER CONTRIBUTIONS

     5.1  Matching Contributions

          (a) Frequency and Eligibility. For each time Participants' Contributions are made, the Employer shall make Matching Contributions on behalf of each Participant (except for any officer of the Employer who is a regular participant in equity partnership interests) who contributed during the period.

          (b) Allocation Method. The Matching Contribution, including any available Forfeiture Account amount, shall be equal to 50% of each eligible Participant's Pre-Tax Contributions for the period, provided that no Matching Contributions shall be made based upon a Participant's Contributions in excess of 5% of his or her Pay. The Employer may change the 50% matching rate or the 5% of considered Pay to any other percentages, including 0%, by notifying eligible Participants in sufficient time to adjust their Contribution elections prior to the start of the period for which the new percentages apply.

          (c) Timing, Medium and Posting. The Employer shall make each period's Matching Contribution in cash as soon as is feasible, and not later than the Employer's federal tax filing date, including extensions, for deducting such Contribution. The Trustee shall post such amount to each Participant's Matching Account once the total Contribution received has been balanced against the specific amount to be credited to each Participant's Matching Account.

6    ACCOUNTING

     6.1  Individual Participant Accounting

          The Administrator shall maintain an individual set of Accounts for each Participant in order to reflect transactions both by type of Contribution and investment medium. Financial transactions shall be accounted for at the individual Account level by "posting" each transaction to the appropriate Account of each affected Participant. Participants' Account values shall be maintained in shares for the Investment Funds and in dollars for their Sweep and Participant loan Accounts. At any point in time, the Account value shall be determined using the most recent Trade Date values provided by the Trustee.

     6.2  Sweep Account is Transaction Account

          All transactions related to amounts being contributed to or distributed from the Trust shall be posted to each affected Participant's Sweep Account. Any amount held in the Sweep Account will be credited with interest up until the Settlement Date or the later date on which it is removed from the Sweep Account.

     6.3  Trade Date Accounting and Investment Cycle

          Participant Account values shall be determined as of each Trade Date. For any transaction to be processed as of a Trade Date, the Trustee must receive all transaction instructions by the Sweep Date. Such instructions shall apply to amounts held in the Account on that Sweep Date. Financial transactions of the Investment Funds shall be posted to Participants' Accounts as of the Trade Date and based upon the Trade Date values provided by the Trustee. All Trade Date transactions shall be effected on the Settlement Date relating to that Trade Date (or as soon thereafter as is administratively feasible).

     6.4  Accounting for Investment Funds

          Investments in each Investment Fund shall be maintained in shares. The Trustee is responsible for determining the share values of each Investment Fund as of each Trade Date. To the extent an Investment Fund is comprised of collective investment funds of the Trustee, the net asset and share values shall be determined in accordance with the rules governing such collective investment funds, which are incorporated herein by reference. All other net asset and share values shall be determined by the Trustee. The net asset value of each Investment Fund shall be based on the fair market value of its underlying assets.

     6.5  Accounting for Participant Loans

          Participant loans shall be held in a separate Account of the Participant and accounted for in dollars as an earmarked asset of the borrowing Participant's Account.

     6.6  Company Decides Who Pays Fees and Expenses

          The Company shall decide whether administrative fees and expenses related to the Plan and Trust, including those incurred by agents and advisors retained by the Administrator, shall be paid by the Employer, to have them charged directly to the Participants' Accounts, or a combination of both. The Company may direct the Employer to pay a lower portion of the fees and expenses allocable to the Accounts of Participants who are no longer Employees or Beneficiaries than for active Employees. All other Plan fees and expenses (such as government annual report preparation, audit and legal fees, nondiscrimination testing, and any other special services) shall be paid separately by the Employer.

     6.7  How Fees and Expenses are Charged to Participants

          Account maintenance fees shall be charged to each Participant's Account on a per Participant basis, provided that no fee shall reduce a Participant's Account balance below zero. Transaction type fees (such as special asset fees, investment election change fees, etc.) shall be charged to the Accounts involved in the transaction. Fees and expenses incurred for the management and maintenance of Investment Funds shall be charged at the Investment Fund level and reflected in the net gain or loss of each Fund.

     6.8  Error Correction

          The Administrator may correct any errors or omissions in the administration of the Plan by restoring any Participant's Account balance with the amount that would be credited to the Account had no error or omission been made. Funds necessary for any such restoration shall be provided through payment made by the Employer, or if the restoration involves an Employer Contribution Account, the Company may direct the Trustee to use amounts from the Forfeiture Account.

     6.9  Participant Statements

          The Administrator shall provide Participants with statements of their Accounts as soon after the end of each quarter of the Plan Year as is administratively feasible. Participants' Account statements will be expressed in dollars without reference to any underlying shares and share values used in determining the Account value.

     6.10 Special Accounting During Conversion Period

          The Administrator and Trustee may use any reasonable accounting methods in performing their respective duties during the period of converting the prior accounting system of the Plan and Trust to conform to the individual Participant accounting system described in this Section. This includes, but is not limited to, the method for allocating net investment gains or losses and the extent, if any, to which contributions received by and distributions paid from the Trust during this period share in such allocation. All or a portion of the Trust assets may be held, if necessary, in a short term interest bearing vehicle, which may include deposits of the Trustee, during the conversion period for establishing such individual Participant Accounts.

     6.11 Accounts for QDRO Beneficiaries

          A separate Account shall be established for a Beneficiary entitled to any portion of a Participant's Account under a QDRO as of the date and in accordance with the directions specified in the QDRO. Such Account shall be valued and accounted for in the same manner as any other Account.

          (a) Investment Direction. A QDRO Beneficiary may direct the investment of such Account in the same manner as any other Participant.

          (b) Distributions. A QDRO Beneficiary shall be entitled to payment as provided in the QDRO and permissible under the Distribution Once Employment Ends Section regardless of whether the Participant is an Employee, and to name a Beneficiary as specified in the QDRO.

          (c) Participant Loans. A QDRO Beneficiary shall not be entitled to borrow from his or her Account. If a QDRO specifies that the QDRO Beneficiary is entitled to any portion of the Account of a Participant who has an outstanding loan balance, all outstanding loans shall continue to be held in the Participant's Account and shall not be divided between the Participant's and QDRO Beneficiary's Accounts.

7    INVESTMENT FUNDS AND ELECTIONS

     7.1  Investment Funds

          Except for a Participants' Sweep and loan Accounts, the Trust shall be maintained in various Investment Funds. The Administrator may change the number or composition of the Investment Funds, subject to the terms and conditions agreed to with the Trustee.

     7.2  Investment Fund Elections

          Each Participant (or Beneficiary) shall make a single election covering all of his or her Contribution Accounts. A Participant (or Beneficiary) shall make his or her investment election in any combination of whole percentage increments of one or any number of the Investment Funds offered. Each election shall specify whether it applies only to the amounts not yet received by the Trustee or to both such future amounts and the current Account balance. The Administrator may set a maximum percentage of the total election that a Participant may direct into any specific Investment Fund.

     7.3  Responsibility for Investment Choice

          Each Participant shall be solely responsible for the selection of his or her investment election. No fiduciary with respect to the Plan is empowered to advise a Participant as to the manner in which his or her Accounts are to be invested, and the fact that an Investment Fund is offered shall not be construed to be a recommendation for investment. The Administrator may, however, establish a maximum percentage which a Participant may choose for any Investment fund.

     7.4  Default if No Election

          If a Participant does not have a valid investment election on file, his or her election shall be deemed to be a 100% election of the Investment Fund designated by the Administrator as the default option.

     7.5  Timing

          A Participant shall make his or her initial investment election upon becoming a Participant and may change his or her election at any time in accordance with the procedures established by the Trustee. Investment elections received by the Trustee by the Sweep Date deadline will be effective on the next following Trade Date.

     7.6  Switching Fees

          A reasonable processing fee may be charged directly to a Participant's Account for investment election changes in excess of a specified number per Plan Year as determined by the Administrator.

8    VESTING & FORFEITURES

     8.1  Fully Vested Contribution Accounts

          A Participant shall be fully vested in these Accounts at all times:

               Pre-Tax Account
               Rollover Account

     8.2  Full Vesting upon Certain Events

          A Participant's entire Account shall become fully vested once he or she has attained his or her Normal Retirement Date as an Employee, or upon his or her leaving the Employer due to his or her Disability or death.

     8.3  Vesting Schedule

          In addition to the vesting provided above, a Participant's Matching and Profit Sharing Accounts shall become vested in accordance with the following schedule:

                    Years of Vesting                     Vested
                        Service                        Percentage
                    ----------------                   ----------
                    Less than 2                             0%
                    2 but less than 3                       20%
                    3 but less than 4                       40%
                    4 but less than 5                       60%
                    5 but less than 6                       80%
                    6 or more                              100%

          If this vesting schedule is changed, the vested percentage for each Participant shall not be less than his or her vested percentage determined as of the last day prior to this change, and for any Participant with at least three Years of Vesting Service when the schedule is changed, vesting shall be determined using the more favorable vesting schedule.

     8.4  Forfeitures

          A Participant's non-vested Account balance shall be forfeited as of the Settlement Date next following the Sweep Date on which the Administrator has reported to the Trustee that the Participant's employment has terminated. Forfeitures from all Participants' Employer Contribution Accounts shall be transferred to and maintained in a single Forfeiture Account, which shall be invested in interest bearing deposits of the Trustee. Forfeiture Account amounts shall be credited to eligible

          Participants' Accounts as soon as is administratively feasible as part of Employer Matching Contributions for the period.

     8.5  Rehired Employees

          (a) Service. If an Employee is rehired, all Years of Vesting Service credited prior to his or her termination of employment shall be counted in determining his or her vested interest.

          (b) Account Restoration. If an Employee is rehired before he or she has a Break in Service, the amount forfeited when his or her employment last terminated shall be restored to his or her Account. The restoration shall include the interest which would have been credited had such forfeiture been invested in the Sweep Account from the date forfeited until the date the restoration amount is determined. The amount shall come from the Forfeiture Account to the extent possible, and any additional amount needed shall be contributed by the Employer. The vested interest in his or her restored Account shall then be equal to:

                         V% times (AB + D) - D

               where:
               V% = current vested percentage
               AB = current account balance
               D  = amount previously distributed

9    PARTICIPANT LOANS

     9.1  Participant Loans Permitted

          Loans to Participants are permitted pursuant to the terms and conditions set forth in this Section. All loans are made (and limits determined) as of the Sweep Date occurring on or next following the date the loan approval directive is received by the Trustee. The funds will be disbursed to the Participant as soon is as administratively feasible after the next following Settlement Date.

     9.2  Loan Funding Limits

          The loan amount must meet all of the following limits:

          (a)  Plan Minimum Limit. The minimum amount for any loan is $500.

          (b) Plan Maximum Limit. The maximum a Participant may borrow, including the outstanding balance of existing Plan loans, is based upon the following Accounts of the Participant which are fully vested (the "Source Amount"):

                    Pre-Tax Account
                    Rollover Account

               The maximum amount is equal to:

               If Source Amount is:     Maximum Loan Amount is:
               --------------------     -----------------------

               Under $20,000            50% of Source Amount, not to exceed
                                        $10,000
               $20,000 or over          50% of Source Amount, not to exceed
                                        $50,000

          (c) Legal Maximum Limit. The maximum a Participant may borrow, including the outstanding balance of existing loans, is based upon his or her vested interest in this Plan and all other qualified plans maintained by a Related Company (the "Vested Interest"). The maximum amount is equal to 50% of Vested Interest, not to exceed $50,000*

               * The $50,000 amount is reduced by the Participant's highest outstanding balance of all loans from any Related Company's qualified plans during the 12 month period ending on the day before the Sweep Date on which the loan is made.

     9.3  Maximum Number of Loans

          A Participant may have only one loan outstanding at any given time.

     9.4  Source of Loan Funding

          A loan to a Participant shall be made solely from the assets of his or her own Accounts. The available assets shall be determined first by Contribution Account and then by investment type within each type of Contribution Account. The hierarchy for loan funding by type of Contribution Account shall be the order listed in the preceding Plan Maximum Limit paragraph. Within each Account used for funding, amounts shall first be taken from the cash Account and then taken by type of investment in direct proportion to the market value of the Participant's interest in each Investment Fund as of the Sweep Date on which the loan is made.

     9.5  Interest Rate

          The interest rate charged on Participant loans shall be fixed and equal to the Trustee's prime rate, plus 1%.

     9.6  Repayment

          Substantially level amortization shall be required of each loan with payments made at least quarterly, through payroll deduction, provided that payment can be made by check for advance loan payments, or when a Participant is on a Leave of Absence or transferred to the employ of a Related Company which is not participating in the Plan. Loans may be prepaid in full or in part at any time. The loan repayment period shall be as mutually agreed upon by the Participant and Administrator, not to exceed five years. However, the term may be for any period not to exceed 10 years if the purpose of the loan is to acquire the Participant's principal residence.

     9.7  Repayment Hierarchy

          Loan principal repayments shall be credited to the Participant's Contribution Accounts in the inverse of the order used to fund the loan. Loan interest shall be credited to the Contribution Account in direct proportion to the principal repayment. Loan payments are credited by investment type based upon the Participant's current investment election for new Contributions.

     9.8  Loan Application, Note and Security

          A Participant shall apply for any loan in writing. The Administrator shall specify the time frame for approving loan applications. All loans shall be evidenced by a promissory note and secured only by a Participant's vested Account balance. The Plan shall have a lien on a Participant's Account to the extent of any outstanding loan balance.

     9.9  Default, Suspension and Call Feature

          (a) Default. A loan is treated as a default if scheduled loan payments are more than 90 days late, provided that the Administrator may agree to a suspension of loan payments for up to 12 months for a Participant who is on a Leave of Absence. A Participant shall then have 30 days from the time he or she receives written notice of the default and a demand for past due amounts to cure the default before it becomes final.

          (b) Actions upon Default. In the event of default, the Administrator may direct the Trustee to execute upon its security interest in the Participant's Account by deducting the unpaid loan balance from the Account, including interest to the date of default and report the default as a taxable distribution. As soon as a Plan withdrawal or distribution to such Participant would otherwise be permitted, the Administrator may instruct the Trustee to distribute the note to the Participant. A default constitutes a permitted distribution to the extent it does not involve a Participant's Pre-Tax Account.

          (c) Call Feature. The Administrator shall have the right to call any Participant loan once employment with all Related Companies terminates.

10   IN-SERVICE WITHDRAWALS

     10.1 Withdrawals for Hardship

          (a) Requirements. A Participant may request the withdrawal of any amount needed to satisfy a financial need by submitting a completed withdrawal request form to the Administrator. The Administrator shall only approve those requests for withdrawals
               (1) on account of a Participant's "Deemed Financial Need", and
               (2) which are "Deemed Necessary" to satisfy the financial need.

          (b)  "Deemed Financial Need". Financial commitments relating to:

               (1) medical expenses described under Code section 213(d) incurred by the Employee, his or her spouse or his or her dependents;

               (2) the purchase (excluding mortgage payments) of the Employee's principal residence;

               (3) the payment of next semester's or quarter's tuition for postsecondary education for the Employee, his or her spouse or dependents;

               (4)  the need to pay for the funeral expenses of a family member;

               (5) the need for the Employee to prevent losing his or her principal residence through eviction or foreclosure on the mortgage; or

               (6) any other circumstance specifically permitted under the Code.

          (c) "Deemed Necessary". A withdrawal is "deemed necessary" to satisfy the financial need only if all of these conditions are met:

               (1) the Employee has obtained all other possible withdrawals and nontaxable loans available from all plans maintained by the Related Companies;

               (2) the Employee is suspended from making any Contributions to any qualified plan maintained by the Employer for 12 months from the date the withdrawal payment is processed; and

               (3) the Pre-Tax Dollar Limit for the calendar year next following the calendar year of the hardship withdrawal shall be reduced by the amount of the Employee's Pre-Tax Contributions for the calendar year of the hardship withdrawal.

          (d) Contribution Account Sources for Withdrawal. The withdrawal amount shall come only from his or her fully vested Accounts, in the following priority order of Contribution Accounts:

                    Rollover Account
                    Matching Account
                    Profit Sharing Account
                    Pre-Tax Account

               The amount that may be withdrawn from a Participant's Pre-Tax Account shall not include any earnings credited to his or her Pre-Tax Contribution Account after the first Plan Year beginning after December 31, 1988.

     10.2 Withdrawals for Participants over Age 59-1/2

          (a) Requirements. A Participant who is over age 59-1/2 may withdraw from the Contribution Accounts listed in paragraph (b) below.

          (b) Contribution Account Sources for Withdrawal. The withdrawal amount shall come only from his or her fully vested Accounts, in the following priority order of Contribution Accounts:

                    Pre-Tax Account
                    Rollover Account
                    Matching Account
                    Profit Sharing Account

          (c) Permitted Frequency. There is no restriction on the number of times a Participant may withdraw from these Accounts after age 59-1/2.

     10.3 Withdrawal Processing

          (a) Minimum Amount. The minimum payment for any type of withdrawal is $500.

          (b) Application by Participant. A Participant must submit a completed withdrawal request form to the Administrator to apply for any type of withdrawal.

          (c) Approval by Administrator. The Administrator is responsible for determining that a withdrawal request conforms to the requirements described in this Section and notifying the Trustee of any payments to be made in a timely manner.

          (d) Time of Processing. The Trustee shall process all withdrawal requests which it receives by the Sweep Date cut off, based on the value as of the Sweep Date, and fund them on the next Settlement Date. The Trustee shall then make payment to the Participant as soon thereafter as is administratively feasible.

          (e) Medium and Form of Payment. The medium of payment for withdrawals is either cash or direct deposit. The form of payment for withdrawals shall be a single installment.

          (f) Investment Fund Sources. Within each Contribution Account used for funding a withdrawal, amounts shall first be taken from the Sweep Account and then taken by type of investment in direct proportion to the market value of the Participant's interest in each Investment Fund (which excludes Participant loans) at the time the withdrawal is made.

11   DISTRIBUTIONS ONCE EMPLOYMENT ENDS

     11.1 Benefit Election

          Subject to the other requirements of this Section, a Participant (or his or her Beneficiary in the case of his or her death) may elect to have his or her vested Account balance paid to him or her beginning upon any Settlement Date following his or her termination of employment with all Related Companies, by submitting his or her completed election forms to the Administrator. The election must be submitted in sufficient time for the Administrator to instruct the Trustee to process the payment by the Sweep Date that relates to the Settlement Date upon which payments are to begin.

     11.2 Payment Form and Medium

          A Participant shall be paid in the form of a lump sum.

          Payments will generally be made in cash (generally by check).

     11.3 Small Amounts Paid Immediately

          If the Participant's vested Account balance is $3,500 or less, the Participant's benefit shall be paid as a single lump sum as soon as administratively feasible after his or her employment with all Related Companies ends.

     11.4 Latest Commencement Permitted

          Unless a Participant elects otherwise, his or her benefit payments will begin not later than 60 days after the end of the Plan Year in which he or she attains his or her Normal Retirement Date or retires, whichever is later. However, if the amount of the payment or the location of the Participant (after a reasonable search) cannot be ascertained by that deadline, payment shall be made no later than 60 days after the earliest date on which such amount or location is ascertained. In any case, benefit payments shall begin by the April 1 immediately following the end of the calendar year in which he or she attains age 70-1/2 (whether or not he or she is an Employee).

     11.5 Payment Within Life Expectancy

          The Participant's payment election must be consistent with the requirement of Code section 401(a)(9) that all payments are to be completed within a period not to exceed the lives or the joint and last survivor life expectancy of the Participant and his or her Beneficiary. The life expectancies of a Participant and his or her spouse may be recomputed annually.

     11.6 Incidental Benefit Rule

          The Participant's payment election must be consistent with the requirement that, if the Participant's spouse is not his or her sole primary Beneficiary, the minimum annual distribution for each calendar year, beginning with the year in which he or she attains age 70-1/2, shall not be less than the quotient obtained by dividing (a) the Participant's vested Account balance as of the last Trade Date of the preceding year by (b) the applicable divisor as determined under the incidental benefit requirements of Code section 401(a)(9).

     11.7 Payment to Beneficiary

          Payment to a Beneficiary must either: (1) be complete within five years of the Participant's death or (2) begin within one year of the his or her death and be completed within the period of the Beneficiary's life or life expectancy, except that:

          (a) If the Participant dies after the April 1 immediately following the end of the calendar year in which he or she attains age 70-1/2, payment to his or her Beneficiary must be at least as rapidly as provided in the Participant's distribution election;

          (b) If the surviving spouse is the Beneficiary, payments need not begin until the end of the calendar year in which the Participant would have attained age 70-1/2; and

          (c) If the Participant and the surviving spouse who is the Beneficiary die before (1) the end of the calendar year in which April 1 on which the Participant would have attained age 70-1/2 and (2) payments have begun to the spouse, the spouse's Beneficiary will be treated as the Participant's Beneficiary in applying these rules.

     11.8 Beneficiary Designation

          Each Participant shall complete a beneficiary designation form indicating the Beneficiary who is to receive the Participant's remaining Plan interest at the time of his or her death. The designation may be changed at any time. However, a Participant's spouse shall be the Beneficiary unless the designation includes Spousal Consent for the other Beneficiary. If no designation is in effect at the time of a Participant's death or if the Beneficiary does not survive the Participant, the Beneficiary shall be, in the order listed, the:

          (a)  Participant's surviving spouse,

          (b) Beneficiary named by the Participant in the Employer's primary life insurance plan, or

          (c)  Participant's estate.

12   ADP AND ACP TESTS

     12.1 Contribution Limitation Definitions

          (a) "Average Contribution Percentage" or "ACP". The Average Percentage calculated using Contributions.

          (b) "Average Deferral Percentage" or "ADP". The Average Percentage calculated using Deferrals.

          (c) "Average Percentage". The average of the calculated percentages for Participants within the specified group. The calculated percentage refers to either the "Deferrals" or "Contributions" (as defined in this Section) made on the Participant's behalf for the Plan Year, divided by his or her Compensation for such year. (Pre-Tax Contributions which will be refunded because they exceed the Pre-Tax Dollar Limit are included in the percentage.)

          (d) "Contributions" shall include Matching Contributions. In addition, Contributions may include Pre-Tax Contributions, but only to the extent that (1) the Employer elects to use them, (2) they are not used or counted in the ADP Test, and (3) they are necessary to meet the ACP Test Alternative Limitation.

          (e)  "Deferrals" shall include Pre-Tax Contributions.

          (f) "HCE Group" and "NHCE Group". The respective group of HCEs and NHCEs who are eligible to have amounts contributed on their behalf for the Plan Year.

               (1) If the Related Companies maintain two or more plans which are subject to the ADP or ACP Test, and are considered as one plan for purposes of Code sections 401(a)(4) or 410(b), all such plans shall be aggregated and treated as one plan for purposes of meeting the ADP and ACP Tests.

               (2) If an HCE has any "family members" (within the meaning of Code section 414(g)(6)(B)), the Deferrals, Contributions and Compensation of the HCE's family members shall be treated as made or earned by the HCE.

               (3) If an HCE is covered by more than one cash or deferred arrangement maintained by the Related Companies, all such plans shall be aggregated and treated as one plan for purposes of calculating the separate percentage for the HCE which is used in the determination of the Average Percentage.

     12.2 ADP and ACP Tests

          The ADP and ACP for the HCE Group must meet either the Basic or Alternative Limitation when compared to the respective ADP and ACP for the NHCE group:

          (a) Basic Limitation. The HCE Group percentage may not exceed 1.25 times the NHCE Group percentage.

          (b) Alternative Limitation. The HCE group percentage is limited by reference to the NHCE group percentage as follows:

                    If the NHCE Group Then the Maximum HCE
                    Percentage is:           Group Percentage is:
                    --------------           --------------------
                    Less than 2%             2 time NHCE Group %
                    2% to 8%                 NHCE Group % plus 2%
                    More than 8%             Basic Limitation applies

     12.3 Correction of ADP and ACP Tests

          If the ADP or ACP Tests are not met, the Administrator shall determine a maximum percentage to be used in place of the calculated percentage for all HCEs that would reduce the ADP and/or ACP for the HCE group by a sufficient amount to meet the ADP and ACP Tests.

          (a) ADP Correction. Pre-Tax Contributions shall be refunded (including amounts previously refunded because they exceeded the Pre-Tax Dollar Limit) to the Participant in an amount equal to the actual Deferral minus the product of the maximum percentage and the HCE's Compensation.

          (b) ACP Correction. Contribution amounts in excess of the maximum percentage of an HCE's Compensation shall be refunded to the Participant to the extent vested, and forfeited to the extent such amounts were not vested as of the end of the Plan Year being tested. The excess amounts shall first be taken from unmatched After-Tax Contributions, and then as a proportional combination of matched After-Tax and Matching Contributions.

          (c) Investment Fund Sources. Once the amount of excess Deferrals and/or Contributions is determined by type of Contribution, amounts shall then be taken by type of investment in direct proportion to the market value of the Participant's interest in each Investment Fund (which excludes Participant loans) at the time the correction is processed.

     12.4 Multiple Use Test

          If the Alternative Limitation is used to meet both the ADP and ACP Tests, the ADP and ACP for the HCE Group must also comply with the requirements of Code section 401(m)(9), which as of the Effective Date require that the sum of these two percentages (as determined after any corrections needed to meet the ADP and ACP Tests have been made) must not exceed the sum of:

          (a)  the larger of the ADP or ACP for the NHCE Group times 1.25, and

          (b) the smaller of the ADP or ACP for the NHCE Group, times 2 if the NHCE percentage is less than 2%, or plus 2% if it is greater than 2%.

          If the multiple use limit is exceeded, the Administrator shall determine a maximum percentage to be used in place of the calculated percentage for all HCEs that would reduce either or both the ADP or ACP for the HCE Group by a sufficient amount to meet the multiple use limit. Any excess shall be handled in the same manner that excess Deferrals or Contributions are handled.

     12.5 Adjustment for Investment Gain or Loss

          The net investment gain or loss associated with the excess Deferral or Contribution amount shall be distributed or forfeited in the same manner as the excess amount. Such gain or loss is calculated as follows:

                    E x     G     x (1 + (10% x M))
                        ---------
                         (AB - G)

          where:

               E =  the total excess amount,
               G = the net gain or loss for the Plan Year from all of an HCE's affected Accounts,
               AB= the total value of an HCE's affected Accounts, determined as of the end of the Plan Year being corrected,
               M = the number of full months from the Plan Year end to the date excess amounts are paid, plus one for the month during which payments is to be made if payment will occur after the 15th of that month.

     12.6 Required Records

          The Administrator shall maintain records which are sufficient to demonstrate that the ADP, ACP and Multiple Use Tests have been met for each Plan Year for at least as long as the Employer's corresponding tax year is open to audit.

     12.7 Incorporation by Reference

          The provisions of this Section are intended to satisfy the requirements of Code sections 401(k)(3) and (m)(2) and, to the extent not otherwise stated in this Section, those Code sections are incorporated herein by reference.

13   MAXIMUM CONTRIBUTION AND BENEFIT LIMITATIONS

     13.1 "Annual Addition" Defined

          The sum of all contributions (excluding rollovers and transfers from another qualified plan) and forfeitures allocated to the Participant's accounts in this Plan and all other defined contribution plans (currently or previously) maintained by any Related Company for the Plan Year (which shall be the Code section 415 limitation year). The Plan Year refers to the year the allocation pertains, regardless of when it is allocated.

     13.2 Maximum Annual Addition

          The Annual Addition to a Participant's accounts under this Plan and any other defined contribution plan maintained by the Employer for any Plan Year shall not exceed the lesser of (1) 25% of his or her Taxable Income or (2) the greater of $30,000 or one-quarter of the dollar limitation in effect under Code section 415(b)(1)(A).

     13.3 Avoiding an Excess Annual Addition

          If the allocation of Employer Contributions would produce an excess Annual Addition, the affected Participant shall receive the maximum Annual Addition from Employer Contributions and the remainder of the Employer Contribution will be allocated in the prescribed manner to all other eligible Participants.

     13.4 Correcting an Excess Annual Addition

          Upon the discovery of a reasonable error (due to estimating a Participant's compensation or other limited facts and circumstances acceptable to the Internal Revenue Service) which has resulted in the allocation to a Participant's Account of an amount which exceeds the Annual Addition limit, the excess amount (adjusted to reflect investment gains) shall be forfeited by the Participant and used to reduce subsequent Contributions as soon as is administratively feasible. The Employer shall pay each affected Participant an amount equal to any forfeiture from his or her Pre-Tax Account.

     13.5 Correcting a Multiple Plan Excess

          If a Participant, whose Account is credited with an excess Annual Addition, received allocations to more than one defined contribution plan, the excess shall be corrected by reducing the Annual Addition to this Plan only after all possible reductions have been made to the other defined contribution plans.

     13.6 "Defined Benefit Fraction" Defined

          The fraction, for any Plan Year, where the numerator is the "projected annual benefit" and the denominator is the greater of 125% of the "protected current accrued benefit" or the normal limit which is the lesser of (1) 125% of the maximum dollar limitation provided under Code section 415(b)(1)(A) for the Plan Year or (2) 140% of the amount which may be taken into account under Code section 415(b)(1)(B) for the Plan Year, where a Participant's:

          (a) "projected annual benefit" is the annual benefit provided by the Plan determined pursuant to Code section 415(e)(2)(A), and

          (b) "protected current accrued benefit" in a defined benefit plan in existence on July 1, 1982, shall be the accrued annual benefit provided for under Public Law 97-248, section 235(g)(4), as amended.

     13.7 "Defined Contribution Fraction" Defined

          The fraction where the numerator is the sum of the Participant's Annual Addition for each Plan Year to date and the denominator is the sum of the "annual amounts" for each year in which the Participant has performed service with a Related Company. The "annual amount" for any Plan Year is the lesser of (1) 125% of the Code section 415(c)(1)(A) dollar limitation (determined without regard to subsection (c)(6)) in effect for the Plan Year and (2) 140% of the Code section 415(c)(1)(B) amount in effect for the Plan Year, where:

          (a) each Annual Addition is determined pursuant to the Code section 415(c) rules in effect for such Plan Year, and

          (b) the numerator is adjusted pursuant to Public Law 97-248, section 235(g)(3), as amended.

     13.8 Combined Plan Limits and Correction

          If a Participant has also participated in a defined benefit plan maintained by a Related Company, the sum of the Defined Benefit Fraction and the Defined Contribution Fraction for any Plan Year may not exceed 1.0. If the combined fraction exceeds 1.0 for any Plan Year, the Participant's defined benefit amount shall be limited so that the combined fraction does not exceed 1.0.

14   TOP HEAVY RULES

     14.1 Top Heavy Definitions

          When capitalized, the following words and phrases have the following meanings when used in this Section:

          (a) "Aggregation Group". The group consisting of each qualified plan maintained by a Related Company (1) in which a Key Employee is a participant, or (2) which enables another plan in the group to meet the requirements of Code sections 401(a)(4) and 410. The Employer may also treat any other qualified plan as part of the group if the group would continue to meet the requirements of Code sections 401(a)(4) and 410 with such plan being taken into account.

          (b) "Determination Date". The last day of the preceding Plan Year or, in the case of the Plan's first year, the last day of the first Plan Year.

          (c) "Key Employee". A current or former Employee (or his or her Beneficiary) who at any time during the five year period ending on the Determination Date was:

               (1) an officer of the Employer whose Taxable Income (i) exceeds 150% of the amount in effect under Code section 415(c)(1)(A) and (ii) places him within the following highest paid group of officers:

                         Number of           Highest Paid
                         Employees           Officers Included
                         ---------           -----------------
                         Less than 30        3
                         30 to 500           10% of the Employees
                         More than 500       50

               (2)  a more than 5% Owner,

               (3) a more than 1% Owner whose Taxable Income exceeds $150,000, or

               (4) a more than 0.5% Owner who is among the 10 Employees owning the largest interest in the Company and whose Taxable Income exceeds the amount in effect under Code section 415(c)(1)(A).

          (d) "Plan Benefit". The sum as of the Determination Date of (1) an Employee's Account, (2) the present value of his or her other accrued benefits provided by all qualified plans within the Aggregation Group, and (3) the aggregate distributions made within the five year period ending on such date. Plan Benefits shall exclude rollover contributions from a non-related employer made after December 31, 1983.

          (e) "Top Heavy". The Plan's status when the Plan Benefits of Key Employees account for more than 60% of the Plan Benefits of all Employees who have performed services at any time during the five year period ending on the Determination Date. The Plan Benefits of Employees who were, but are no longer Key Employees (because they have not been an officer or Owner during the five year period), are excluded in the determination.

     14.2 Special Contributions

          (a) Minimum Contribution Requirement. For each Plan Year in which the Plan is Top Heavy, the Employer shall not allow any contributions (other than a Rollover Contribution) to be made by or on behalf of any Key Employee unless the Employer makes a Profit Sharing or Special contribution on behalf of all Participants who were Eligible Employees as of the last day of the Plan Year in an amount equal to at least 3% of each such Participant's Taxable Income. The Administrator shall remove any such contributions (including applicable investment gain or loss) credited to a Key Employee's Account in violation of the foregoing rule and return them to the Employer or Employee to the extent permitted by the Limited Return of Contributions paragraph.

          (b) Overriding Minimum Benefit. Notwithstanding, contributions shall be permitted on behalf of Key Employees if the Employer also maintains a defined benefit plan which automatically provides a benefit which satisfies the Code section 416(c)(1) minimum benefit requirements, including the adjustment provided in Code section 416(h)(2)(A), if applicable.

     14.3 Special Vesting

          If a Plan becomes Top Heavy after the Effective Date, vesting for all Employees shall thereafter be accelerated to the extent the following vesting schedule produces a greater vested percentage for the Employee than the normal vesting schedule at any relevant time:

                    Years of Vesting              Vested
                    Service                       Percentage
                    ----------------              ----------

                    Less than 2                    0%
                    2 but less than 3             20%
                    3 but less than 4             40%
                    4 but less than 5             60%
                    5 but less than 6             80%
                    6 or more                    100%

     14.4 Adjustment to Combined Limits for Different Plans

          For each Plan Year in which the Plan is Top Heavy, 100% shall be substituted for 125% in determining the Defined Benefit Fraction and the Defined Contribution Fraction.

15   PLAN ADMINISTRATION

     15.1 Plan Delineates Authority and Responsibility

          Plan fiduciaries include the Company, the Administrator and the Trustee, whose specific duties are delineated in this Plan and Trust. In addition, Plan fiduciaries also include any other person to whom fiduciary duties or responsibility is delegated with respect to the Plan. Any person or group may serve in more than one fiduciary capacity with respect to the Plan. To the extent permitted under ERISA section 405, no fiduciary shall be liable for a breach by another fiduciary.

     15.2 Fiduciary Standards

          Each fiduciary shall:

          (a) discharge his or her duties in accordance with this Plan and Trust to the extent they are consistent with ERISA;

          (b) use that degree of care, skill, prudence and diligence that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims;

          (c) act with the exclusive purpose of providing benefits to Participants and their Beneficiaries, and defraying reasonable expenses of administering the Plan;

          (d) diversify Plan investments so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so; and

          (e) treat similarly situated Participants and Beneficiaries in a uniform and nondiscriminatory manner.

     15.3 Company is ERISA Plan Administrator

          The Company is the plan administrator, within the meaning of ERISA section 3(16), responsible for compliance with all reporting and disclosure requirements, except those that are explicitly the responsibility of the Trustee under applicable law. The Administrator shall have any necessary authority to carry out such functions through the actions of its duly appointed officers.

     15.4 Administrator Duties

          The Administrator shall have the authority to construe this Plan and Trust, other than the provisions which relate to the Trustee, and to do all things necessary or convenient to effect the intent and purpose of the Plan, whether or not such powers are specifically set forth in this Plan and Trust. Actions taken in good faith by the Administrator shall be conclusive and binding on all interested parties, and shall be given the maximum possible deference allowed by law. In addition to the duties listed elsewhere in this Plan and Trust, the Administrator's authority shall include, but not be limited to, the authority to:

          (a) Determine who is eligible to participate, the allocation of Contributions, and the eligibility for withdrawals, loans and distributions;

          (b) Provide each Participant with a summary plan description no later than 90 days after he or she has become a Participant (or such other period permitted under ERISA section 104(b)(1)), as well as informing each Participant of any material modification to the Plan in a timely manner;

          (c) Make a copy of the following documents available to Participants during normal work hours: this Plan and Trust (including subsequent amendments), all annual and interim reports of the Trustee related to the entire Plan, the latest annual report and the summary plan description;

          (d) Determine the fact of a Participant's death and of any Beneficiary's right to receive the deceased Participant's interest based upon such proof and evidence as it deems necessary; and

          (e) Establish and review at least annually a funding policy bearing in mind both the short-run and long-run needs and goals of the Plan. To the extent Participants may direct their own investments, the funding policy shall focus on which Investment Funds are available for Participants to use.

     15.5 Advisors May be Retained

          The Administrator may retain such agents and advisors (including attorneys, accountants, actuaries, consultants, record keepers, investment counsel and administrative assistants) as it considers necessary to assist it in the performance of its duties. The Administrator shall also comply with the bonding requirements of ERISA section 412.

     15.6 Delegation of Administrator Duties

          The Administrator shall provide the Trustee with the names and specimen signatures of any person who is authorized to act as or on behalf of the Administrator. The Company may, but shall not be required to, delegate its duties as Administrator by appointing a committee (the "Committee") which shall be responsible for performing the duties allocated to the Administrator in this Plan and Trust. Any Committee member appointed by the Company shall serve at the pleasure of the Company, but may resign by written notice to the Company. Committee members shall serve without compensation from the Plan for such services.

     15.7 Committee Operating Rules

          (a) Actions of Majority. Any act delegated by the Administrator to the Committee may be done by a majority of its members. The majority may be expressed by a vote at a meeting or in writing without a meeting, and a majority action shall be equivalent to an action of all Committee members.

          (b) Meetings. The Committee shall hold meetings upon such notice, place and times as it determine$ necessary to conduct its functions properly.

          (c) Reliance by Trustee. The Committee may authorize one or more of its members to execute documents on its behalf and give written direction to the Trustee in the performance of its duties. The Trustee shall accept such direction and rely upon it until notified in writing that the Committee has revoked the authorization to give such direction. The Trustee shall not be deemed to be on notice of any change in the membership of the Committee or the duties delegated to the Committee until notified in writing.

16   MANAGEMENT OF INVESTMENTS

     16.1 Trust Agreement

          All Plan assets shall be held by the Trustee in trust, in accordance with those provisions of this Plan and Trust which relate to the Trustee, for use in providing Plan benefits and paying Plan expenses not paid directly by the Employer. Plan benefits will be drawn solely from the Trust and paid by the Trustee as directed by the Administrator.

     16.2 Investment Funds

          The Administrator is hereby granted authority to direct the Trustee to invest Trust assets in various Investment Funds. The Investment Funds shall be comprised of:

          (a) collective investment funds maintained by the Trustee which are available for investment by trusts which are qualified under Code sections 401(a) and 501(a);

          (b) guaranteed investment contracts purchased from a bank a insurance company prior to the Effective Date;

          (c)  interest bearing deposits of the Trustee; and

          (d) Employer common or preferred stock which is readily tradable and listed on a national securities exchange (or quoted on a system sponsored by a national securities association) registered under the Securities Exchange Act of 1934, as amended.

          Any Investment Fund assets invested in a collective investment fund of the Trustee shall be subject to all the provisions of the instruments establishing and governing the collective investment fund. These instruments, including any subsequent amendments, are incorporated herein by reference. Notwithstanding, the Administrator may appoint, with the approval of the Trustee, another trustee to hold and administer Plan assets which do not meet these requirements.

     16.3 Authority to Hold Cash

          Each Participant's Sweep Account, which is used to hold assets pending investment or disbursement, shall consist of interest bearing deposits of the Trustee. The Trustee may also maintain sufficient deposit or money market type assets in each Investment Fund to handle the ordinary administration of the Plan and disbursement of funds.

     16.4 Trustee to Act Upon Instructions

          The Trustee shall carry out investment instructions during each investment cycle that begins on the Sweep Date after such instructions are received from the Administrator or Participants. Such instructions shall remain in effect until changed by the Administrator or Participants.

     16.5 Trustee is Investment Manager

          The authority to manage, acquire and dispose of Trust assets in the Investment Funds is hereby vested in the Trustee.

     16.6 Investment in Employer Stock

          If the Company provides an Employer Stock Investment Fund option for Participants, the Trustee may acquire and hold sufficient Employer common or preferred stock to comply with Participants' investment elections of such Fund.

     16.7 Voting and Tendering Employer Stock

          Each Participant shall be entitled to direct the Trustee to vote or tender Employer common or preferred stock held on his or her behalf in the Employer Stock Investment Fund based upon the customary procedure of the Trustee for the voting and tendering of employer securities it holds in trust. The Administrator shall instruct the Trustee with respect to how to vote or tender any shares for which directions are not received from Participants.

     16.8 Registration and Disclosure for Employer Stock

          The Administrator shall be responsible for determining the applicability (and, if applicable, complying with) the requirements of the Securities Act of 1933, as amended, the California Corporate Securities Law of 1968, as amended, and any other applicable blue sky law. The Administrator shall also specify what restrictive legend or transfer restriction, if any, is required to be set forth on the certificates for the securities and the procedure to be followed by the Trustee to effectuate a resale of such securities.

17   TRUST ADMINISTRATION

     17.1 Trustee to Construe Trust

          The Trustee shall have the authority to construe those provisions of this Plan and Trust which relate to the Trustee and to do all things necessary or convenient to the administration of the Trust, whether or not such powers are specifically set forth in this Plan and Trust. Actions taken in good faith by the Trustee shall be conclusive and binding on all interested parties, and shall be given the maximum possible deference allowed by law.

     17.2 Trustee To Act As Owner of Trust Assets

          Subject to the specific conditions and limitations set forth in this Plan and Trust, the Trustee shall have all the power, authority, rights and privileges of an absolute owner of the Trust assets and, not in limitation but in amplification of the foregoing, may:

          (a) receive, hold, manage, invest and reinvest, sell, tender, exchange, dispose of, encumber, hypothecate, pledge, mortgage, lease, grant options respecting, repair, alter, insure, or distribute any and all property in the Trust;

          (b) borrow money, participate in reorganizations, pay calls and assessments, vote or execute proxies, exercise subscription or conversion privileges, exercise options and register any securities in the Trust in the name of the nominee, in federal book entry form or in any other form as will permit title thereto to pass by delivery;

          (c) renew, extend the due date, compromise, arbitrate, adjust, settle, enforce or foreclose, by judicial proceedings or otherwise, or defend against the same, any obligations or claims in favor of or against the Trust; and

          (d) lend, through a collective investment fund, any securities held in such collective investment fund to brokers, dealers or other borrowers and to permit such securities to be transferred into the name and custody and be voted by the borrower of others.

     17.3 United States Indicia of Ownership

          The Trustee shall not maintain the indicia or ownership of any Trust assets outside the jurisdiction of the United States, except as authorized by ERISA section 404(b).

     17.4 Tax Withholding and Payment

          (a) Withholding. The Administrator shall provide the Trustee with a signed withholding form (which is acceptable to the Trustee) for any Participant or Beneficiary who is to receive a taxable distribution from the Trust. The Trustee shall calculate and withhold federal (and, if agreed to with the Administrator, state) income taxes as directed on the withholding form.

          (b) Taxes Due From Investment Funds. The Trustee shall pay from the Investment Fund any taxes or assessments imposed by any taxing or governmental authority on such Fund or its income, including related interest and penalties.

     17.5 Trustee Duties and Limitations

          The Trustee's duties shall be confined to receiving funds on behalf of and making payments from the Trust, safeguarding and valuing Trust assets, and investing and reinvesting Trust assets in the Investment Funds as directed by the Administrator or Participants. The Trustee shall have no duty or authority to ascertain whether Contributions are in compliance with the Plan, to enforce collection or to compute or verify the accuracy or adequacy or any amount to be paid to it by the Employer. The Trustee shall not be liable for the proper application of any part of the Trust with respect to any disbursement made in accordance with the written directions of the Administrator.

     17.6 Trust Accounting

          (a) Annual Report. Within 60 days (or other reasonable period) following the close of the Plan Year, the Trustee shall provide the Administrator with an annual accounting of Trust assets and information to assist the Administrator in meeting ERISA's annual reporting and audit requirements.

          (b) Periodic Reports. The Trustee shall maintain records and provide sufficient reporting to allow the Administrator to properly monitor the Trust's assets and activity.

          (c) Administrator Approval. Approval of any Trustee accounting will automatically occur 90 days after such accounting has been received by the Administrator, unless the Administrator files a written objection with the Trustee within such time period. Such approval shall be final as to all matters and transactions stated or shown therein and binding upon the Administrator.

     17.7 Valuation of Certain Assets

          If the Trustee determines the Trust holds any asset which is not readily tradable and listed on a national securities exchange registered under the Securities Exchange Act of 1934, as amended, the Trustee may engage a qualified independent appraiser to determine the fair market value of such property, and the appraisal fees shall be paid from the Investment Fund containing the asset.

     17.8 Legal Counsel

          The Trustee may consult with legal counsel of its choice, including counsel for the Employer or counsel of the Trustee, upon any question or matter arising under this Plan and Trust. When relied upon by the Trustee, the opinion of such counsel shall be evidence that the Trustee has acted in good faith.

     17.9 Fees and Expenses

          The Trustee's fees for its services as Trustee shall be such as may be mutually agreed upon by the Company and the Trustee. Trustee fees and all reasonable expenses of counsel and advisors retained by the Trustee may be paid by the Employer. If the Employer chooses not to pay for these fees and expenses, or if they remain unpaid by the Employer for a period of 60 days, the Trustee may cause such fees and expenses to be paid from the Trust.

18   RIGHTS, PROTECTION, CONSTRUCTION AND JURISDICTION

     18.1 Plan Does Not Affect Employment Rights

          The Plan does not provide any employment rights to any Employee. The Employer expressly reserves the right to discharge an Employee without regard to the effect such discharge would have upon the Employee's interest in the Plan.

     18.2 Limited Return of Contributions

          Except as provided in this paragraph, (1) Plan assets shall not revert to the Employer nor be diverted for any purpose other than the exclusive benefit of Participants or their Beneficiaries; and (2) a Participant's vested interest shall not be subject to divestment. As provided in ERISA section 403(c)(2), the actual amount of a Contribution (or the current value of the Contribution if a net loss has occurred) may revert to the Employer if such Contribution is:

          (a)  made by reason of a mistake of fact;

          (b)  conditioned on the initial qualification of the Plan under Code section 401(a); or

          (c)  conditioned upon its deductibility under Code section 404.

          The reversion to the Employer must be made within one year of the mistaken payment of the Contribution, the date of denial of qualification, or disallowance of deduction, as the case may be. A Participant shall have no rights under the Plan with respect to any such reversion.

     18.3 Assignment and Alienation

          As provided by Code section 401(a)(13), no benefit provided by the Plan may be anticipated, assigned or alienated, except:

          (a) to create, assign or recognize a right to any benefit with respect to a Participant pursuant to a QDRO, or

          (b) to use a Participant's vested Account balance as security for a loan from the Plan.

     18.4 Facility of Payment

          If a Plan benefit is due to be paid to a minor or a person who is unable to care for his or her affairs due to illness or accident, the Administrator may instead direct that the benefit be paid in complete satisfaction of its obligation, to any person acting as his or her custodian under the California Uniform Transfers to Minors Act, his or her legal representative or a near relative, or directly for his or her support, maintenance or education.

     18.5 Reallocation of Lost Participant's Accounts

          If the Administrator cannot locate a person entitled to payment of a Plan benefit after a reasonable search, the Administrator may at any time thereafter treat such person's Account as it would a forfeiture. If such person subsequently presents the Administrator with a valid claim for the benefit, such person shall be paid the amount treated as forfeited, plus the interest that would have been earned in the Sweep Account to the date of determination. The Administrator shall direct the Trustee to pay the amount from the Forfeiture Account or through an additional Employer Contribution.

     18.6 Claims Procedure

          (a) Right to Make Claim. An interested party who disagrees with the Administrator's determination of his or her right to Plan benefits, must submit a written claim and exhaust this claim procedure before legal recourse of any type is sought. The claim must include the important issues the interested party believes support the claim.

          (b) Process for Denying a Claim. The Administrator's partial or complete denial of an initial claim must include an understandable, written response covering (1) the specific reasons why the claim is being denied (with reference to the pertinent Plan provisions) and (2) the steps necessary to perfect the claim and obtain a final review.

          (c) Appeal of Denial and Final Review. The interested party may make a written appeal of the Administrator's initial decision, and the Administrator shall respond in the same manner and form as prescribed for denying a claim initially.

          (d) Time Frame. The initial claim, its review, appeal and final review shall be made in a timely fashion, subject to the following time table:


               Action                        Maximum Response Time
               ------                        ---------------------

               File initial claim            60 days after benefit determined
               Initial claim review          90 days after claim filed

               However, the Administrator may take up to twice the maximum response time for its initial and final review if it provides an explanation within the normal period of why an extension is needed and when its decision will be forthcoming.

     18.7 Construction

          Headings are included for reading convenience. The text shall control if any ambiguity or inconsistency exists between the headings and the text. The singular and plural shall be interchanged wherever appropriate.

     18.8 Jurisdiction and Severability

          The Plan and Trust shall be construed, regulated and administered under ERISA and other applicable federal laws and, where not otherwise preempted, by the laws of the State of California. If any provision of this Plan and Trust shall become invalid or unenforceable, that fact shall not affect and validity or enforceability of any other provision of this Plan and Trust. All provisions of this Plan and Trust shall be so construed as to render them valid and enforceable in accordance with their intent.

     18.9 Indemnification by Employer

          The Company hereby agrees to indemnify all Plan fiduciaries against any and all liabilities resulting from any action or inaction, in relation to the Plan or Trust (1) including (without limitation) expenses reasonably incurred in the defense of any claim relating to the Plan or its assets, and amounts paid in any settlement relating to the Plan or its assets, but (2) excluding actions or inactions made in bad faith, or resulting from the negligence or breach of fiduciary duty of the Trustee. The Company shall have the right, but not the obligation, to conduct the defense of any action to which this paragraph applies. The fiduciaries are not entitled to indemnity from the Plan assets relating to any such action.

19   AMENDMENT, MERGER AND TERMINATION

     19.1 Amendment

          The Company reserves the right to amend this Plan and Trust at any time, to any extent and in any manner it may deem necessary or appropriate. The Company (and not the Trustee) shall be responsible for adopting any amendments necessary to maintain the qualified status of this Plan and Trust under Code sections 401(a) and 501(a). The Administrator shall have the authority to adopt Plan amendments which have no substantial adverse financial impact upon the Employer or the Plan. All interested parties shall be bound by any amendment, provided that no amendment shall:

          (a)  Become effective until it is accepted in writing by the Trustee;

          (b) Make it possible for any portion of the Trust assets to revert to the Employer or to be used for, or diverted to, any purpose other than for the exclusive benefit of Participants and Beneficiaries entitled to Plan benefits;

          (c) Decrease the rights of any affected Employee to benefits accrued to the date on which the amendment is adopted, or if later, the date upon which the amendment becomes effective; or

          (d) Permit an Employee to be paid the balance of his or her Pre-Tax Account unless the Related Company (or the subsidiary) employing the Employee (1) terminates its participation in the Plan and does not maintain another defined contribution plan (other than an employee stock ownership plan as defined in Code section 4975) or (2) transfers the Employee to an acquiring company through the disposition of corporate assets (within the meaning of Code section 409(d)(2)) as provided for in Code sections 401(k)(2)(B) and (10).

     19.2 Merger

          This Plan and Trust may not be merged or consolidated with, nor may its assets or liabilities transferred to another Plan, unless each Participant and Beneficiary would receive a benefit just after the merger, consolidation or transfer which is at least equal to the benefit which would be received if the Plan had terminated just before such event.

     19.3 Plan Termination

          The Company may, at any time and for any reason, terminate the Plan in full or in part, or completely discontinue contributions. Upon any of these events, the rights of each affected Employee to benefits accrued to that date shall be fully vested. Distributions or withdrawals will be made in accordance with the terms of the Plan which are subject to amendment at the time of the Plan's termination. The Trustee's authority shall continue beyond the Plan's termination date until all Trust assets have been liquidated and distributed.

     19.4 Termination of Related Company's Participation

          Any Related Company may terminate its Plan participation upon written notice executed by the Related Company and delivered to the Company. Upon the Related Company's request, the Company may instruct the Trustee and Administrator to spin off all affected Accounts and underlying assets into a separate qualified plan under which the Related Company shall assume the powers and duties of the Company. Alternatively, the Company may treat the event as a partial termination described above or continue to maintain the Accounts under the Plan.

     19.5 Replacement of the Trustee

          The Trustee may resign as Trustee under this Plan and Trust or may be removed by the Company at any time upon at least 90 days written notice (or less if agreed to by both parties). In such event, the Company shall appoint a successor trustee by the end of the notice period. The successor trustee shall then succeed to all the powers and duties of the Trustee under this Plan and Trust. If no successor trustee has been named by the end of the notice period, the Company's chief executive officer shall become the trustee, or if he or she declines, the Trustee may petition the court for the appointment of a successor trustee.

     19.6 Final Settlement and Accounting of Trustee

          (a) Final Settlement. As soon as is administratively feasible after its resignation or removal as Trustee, the Trustee shall transfer to the successor trustee all property currently held by the Trust. However, the Trustee is authorized to reserve such sum of money as it may deem advisable for payment of its accounts and expenses in connection with the settlement of its accounts or other fees or expenses payable by the Trust. Any balance remaining after payment of such fees and expenses shall be paid to the successor trustee.

          (b) Final Accounting. The Trustee shall provide a final accounting to the Administrator within 90 days of the date Trust assets are transferred to the successor trustee.

          (c) Administrator Approval. Approval of the final accounting will automatically occur 90 days after such accounting has been received by the Administrator, unless the Administrator files a written objection with the Trustee within such time period. Such approval shall be final as to all matters and transactions stated or shown therein and binding upon the Administrator.

                                   APPENDIX A

The Investment Funds offered to Participants and Beneficiaries as of the Effective Date include this set of monthly valued funds:

     Employer's Transition GIC Fund
     Asset Allocation Fund
     Tilts and Timing Fund

If investment instructions are not received from any Participant, his or her investment instructions shall be assumed to be a 100% investment in the Employer's Transition GIC Fund.

                       ACTION BY UNANIMOUS WRITTEN CONSENT
                                       OF
                             THE BOARD OF DIRECTORS
                                       OF
                               KREG OPERATING CO.

                                February 21, 1994

     Under and in accordance with Section 14(f) of the Delaware General Corporation Law, we the undersigned being all of the members of the Board of Directors (the "Board") of KREG OPERATING CO. ("KREG"), a Delaware corporation, waiving all notice, hereby execute this instrument, or a counterpart hereof, to evidence their consent to the taking of the actions set forth herein, and in the adoption of the following resolution without the holding of a meeting:

     WHEREAS, The Koll Company (the "Company") maintains The Koll Company 401(k) Plus Plan (the "Plan") and Trust Agreement (the "Trust") for its employees;

     WHEREAS, KREG is a Non-Affiliated Company as defined in the Plan; and

     WHEREAS, the Plan provides that any Related Company or Non-Affiliated Company may become a participating Employer as defined in the Plan with the approval of the Company.

     RESOLVED, that effective October 1, 1993, KREG hereby adopts the Plan and Trust which is effective as of July 1, 1989 and thereby elects to participate as an employer.

     IN WITNESS WHEREOF, the undersigned have executed this Action by Unanimous Written Consent effective as of the date first written above.


                                             /s/
                                        ---------------------------------------
                                        Ray Wirta


                                             /s/
                                        ---------------------------------------
                                        Raymond J. Pacini


                                             /s/
                                        ---------------------------------------
                                        Richard M. Ortwein

                       ACTION BY UNANIMOUS WRITTEN CONSENT
                                       OF
                             THE BOARD OF DIRECTORS
                                       OF
                                  KREG-LA, INC.

                                February 21, 1994

     Under and in accordance with Section 14(f) of the Delaware General Corporation Law, we the undersigned being all of the members of the Board of Directors (the "Board") of KREG-LA, INC. ("KREG"), a Delaware corporation, waiving all notice, hereby execute this instrument, or a counterpart hereof, to evidence their consent to the taking of the actions set forth herein, and in the adoption of the following resolution without the holding of a meeting:

     WHEREAS, The Koll Company (the "Company") maintains The Koll Company 401(k) Plus Plan (the "Plan") and Trust Agreement (the "Trust") for its employees;

     WHEREAS, KREG is a Non-Affiliated Company as defined in the Plan; and

     WHEREAS, the Plan provides that any Related Company or Non-Affiliated Company may become a participating Employer as defined in the Plan with the approval of the Company.

     RESOLVED, that effective October 1, 1993, KREG hereby adopts the Plan and Trust which is effective as of July 1, 1989 and thereby elects to participate as an employer.

     IN WITNESS WHEREOF, the undersigned have executed this Action by Unanimous Written Consent effective as of the date first written above.


                                             /s/
                                        ---------------------------------------
                                        Ray Wirta


                                             /s/
                                        ---------------------------------------
                                        Raymond J. Pacini


                                             /s/
                                        ---------------------------------------
                                        Richard M. Ortwein

                       ACTION BY UNANIMOUS WRITTEN CONSENT
                                       OF
                             THE BOARD OF DIRECTORS
                                       OF
                                  KREG-OC, INC.

                                February 21, 1994

     Under and in accordance with Section 14(f) of the Delaware General Corporation Law, we the undersigned being all of the members of the Board of Directors (the "Board") of KREG-OC, INC. ("KREG"), a Delaware corporation, waiving all notice, hereby execute this instrument, or a counterpart hereof, to evidence their consent to the taking of the actions set forth herein, and in the adoption of the following resolution without the holding of a meeting:

     WHEREAS, The Koll Company (the "Company" maintains The Koll Company 401(k) Plus Plan (the "Plan") and Trust Agreement (the "Trust") for its employees;

     WHEREAS, KREG is a Non-Affiliated Company as defined in the Plan and;

     WHEREAS, the Plan provides that any Related Company or Non-Affiliated Company may become a participating Employer as defined in the Plan with the approval of the Company.

     RESOLVED, that effective October 1, 1993, KREG hereby adopts the Plan and Trust which is effective as of July 1, 1989 and thereby elects to participate as an employer.

     IN WITNESS WHEREOF, the undersigned have executed this Action by Unanimous Written Consent effective as of the date first written above.


                                             /s/
                                        ---------------------------------------
                                        Ray Wirta


                                             /s/
                                        ---------------------------------------
                                        Raymond J. Pacini


                                             /s/
                                        ---------------------------------------
                                        Richard M. Ortwein

                       ACTION BY UNANIMOUS WRITTEN CONSENT
                                       OF
                             THE BOARD OF DIRECTORS
                                       OF
                                  KREG-SD, INC.

                                February 21, 1994

     Under and in accordance with Section 14(f) of the Delaware General Corporation Law, we the undersigned being all of the members of the Board of Directors (the "Board") of KREG-SD, INC. ("KREG"), a Delaware corporation, waiving all notice, hereby execute this instrument, or a counterpart hereof, to evidence their consent to the taking of the actions set forth herein, and in the adoption of the following resolution without the holding of a meeting:

     WHEREAS, The Koll Company (the "Company") maintains The Koll Company 401(k) Plus Plan (the "Plan") and Trust Agreement (the "Trust") for its employees;

     WHEREAS, KREG is a Non-Affiliated Company as defined in the Plan; and

     WHEREAS, the Plan provides that any Related Company or Non-Affiliated Company may become a participating Employer as defined in the Plan with the approval of the Company.

     RESOLVED, that effective October 1, 1993, KREG hereby adopts the Plan and Trust which is effective as of July 1, 1989 and thereby elects to participate as an employer.

     IN WITNESS WHEREOF, the undersigned have executed this Action by Unanimous Written Consent effective as of the date first written above.


                                             /s/
                                        ---------------------------------------
                                        Ray Wirta


                                             /s/
                                        ---------------------------------------
                                        Raymond J. Pacini


                                             /s/
                                        ---------------------------------------
                                        Richard M. Ortwein

                       ACTION BY UNANIMOUS WRITTEN CONSENT
                                       OF
                             THE BOARD OF DIRECTORS
                                       OF
                                  KREG-SW, INC.

                                February 21, 1994

     Under and in accordance with Section 14(f) of the Delaware General Corporation Law, we the undersigned being all of the members of the Board of Directors (the "Board") of KREG-SW, INC. ("KREG"), a Delaware corporation, waiving all notice, hereby execute this instrument, or a counterpart hereof, to evidence their consent to the taking of the actions set forth herein, and in the adoption of the following resolution without the holding of a meeting:

     WHEREAS, The Koll Company (the "Company") maintains The Koll Company 401(k) Plus Plan (the "Plan") and Trust Agreement (the "Trust") for its employees;

     WHEREAS, KREG is a Non-Affiliated Company as defined in the Plan; and

     WHEREAS, the Plan provides that any Related Company or Non-Affiliated Company may become a participating Employer as defined in the Plan with the approval of the Company.

     RESOLVED, that effective October 1, 1993, KREG hereby adopts the Plan and Trust which is effective as of July 1, 1989 and thereby elects to participate as an employer.

     IN WITNESS WHEREOF, the undersigned have executed this Action by Unanimous Written Consent effective as of the date first written above.


                                             /s/
                                        ---------------------------------------
                                        Ray Wirta


                                             /s/
                                        ---------------------------------------
                                        Raymond J. Pacini


                                             /s/
                                        ---------------------------------------
                                        Richard M. Ortwein

                       ACTION BY UNANIMOUS WRITTEN CONSENT
                                       OF
                             THE BOARD OF DIRECTORS
                                       OF
                                  KREG-NW, INC.

                                February 21, 1994

     Under and in accordance with Section 14(f) of the Delaware General Corporation Law, we the undersigned being all of the members of the Board of Directors (the "Board") of KREG-NW, INC. ("KREG"), a Delaware corporation, waiving all notice, hereby execute this instrument, or a counterpart hereof, to evidence their consent to the taking of the actions set forth herein, and in the adoption of the following resolution without the holding of a meeting:

     WHEREAS, The Koll Company (the "Company") maintains The Koll Company 401(k) Plus Plan (the "Plan") and Trust Agreement (the "Trust") for its employees;

     WHEREAS, KREG is a Non-Affiliated Company as defined in the Plan; and

     WHEREAS, the Plan provides that any Related Company or Non-Affiliated Company may become a participating Employer as defined in the Plan with the approval of the Company.

     RESOLVED, that effective October 1, 1993, KREG hereby adopts the Plan and Trust which is effective as of July 1, 1989 and thereby elects to participate as an employer.

     IN WITNESS WHEREOF, the undersigned have executed this Action by Unanimous Written Consent effective as of the date first written above.


                                             /s/
                                        ---------------------------------------
                                        Ray Wirta


                                             /s/
                                        ---------------------------------------
                                        Raymond J. Pacini


                                             /s/
                                        ---------------------------------------
                                        Richard M. Ortwein

                       ACTION BY UNANIMOUS WRITTEN CONSENT
                                       OF
                             THE BOARD OF DIRECTORS
                                       OF
                                  KREG-NC, INC.

                                February 21, 1994

     Under and in accordance with Section 14(f) of the Delaware General Corporation Law, we the undersigned being all of the members of the Board of Directors (the "Board") of KREG-NC, INC. ("KREG"), a Delaware corporation, waiving all notice, hereby execute this instrument, or a counterpart hereof, to evidence their consent to the taking of the actions set forth herein, and in the adoption of the following resolution without the holding of a meeting:

     WHEREAS, The Koll Company (the "Company") maintains The Koll Company 401(k) Plus Plan (the "Plan") and Trust Agreement (the "Trust") for its employees;

     WHEREAS, KREG is a Non-Affiliated Company as defined in the Plan; and

     WHEREAS, the Plan provides that any Related Company or Non-Affiliated Company may become a participating Employer as defined in the Plan with the approval of the Company.

     RESOLVED, that effective October 1, 1993, KREG hereby adopts the Plan and Trust which is effective as of July 1, 1989 and thereby elects to participate as an employer.

     IN WITNESS WHEREOF, the undersigned have executed this Action by Unanimous Written Consent effective as of the date first written above.



                                             /s/
                                        ---------------------------------------
                                        Ray Wirta


                                             /s/
                                        ---------------------------------------
                                        Raymond J. Pacini


                                             /s/
                                        ---------------------------------------
                                        Richard M. Ortwein